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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22234

OLD RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President	Michael K. Hoffman, Esq.
Old RMR Real Estate Income Fund	Skadden, Arps, Slate, Meagher & Flom LLP
Two Newton Place	4 Times Square
255 Washington Street, Suite 300	New York, New York 10036-6522
Newton, Massachusetts 02458
Julie A. Tedesco, Esq.
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, Massachusetts 02116

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011

Item 1.    Reports to Stockholders.

ANNUAL REPORT December 31, 2011

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUNDS' PORTFOLIOS. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JUNE 17, 2009 REFLECTS THE PERFORMANCE OF RMR REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR REAL ESTATE INCOME FUND ON JUNE 17, 2009. SIMILARLY, PERFORMANCE DATA FOR RMR ASIA PACIFIC REAL ESTATE FUND PRIOR TO JUNE 16, 2009 REFLECTS THE PERFORMANCE OF OLD RMR ASIA PACIFIC REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JUNE 16, 2009. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  EACH FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM ANY FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF EITHER FUND. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  ON JANUARY 20, 2012, RMR REAL ESTATE INCOME FUND MERGED WITH AND INTO RMR ASIA PACIFIC REAL ESTATE FUND. HOWEVER, IN CONNECTION WITH THIS MERGER RMR ASIA PACIFIC REAL ESTATE FUND CHANGED ITS INVESTMENT STRATEGY TO MATCH RMR REAL ESTATE INCOME FUND'S INVESTMENT STRATEGY OF INVESTING IN SECURITIES ISSUED BY DOMESTIC REAL ESTATE INVESTMENT TRUSTS. SINCE JANUARY 20, 2012, RMR ASIA PACIFIC REAL ESTATE FUND HAS BEEN KNOWN AS RMR REAL ESTATE INCOME FUND.

  •
  FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUNDS' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUNDS, PROVIDE THAT THE NAMES "RMR REAL ESTATE INCOME FUND" AND "RMR ASIA PACIFIC REAL ESTATE FUND" REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH THE FUNDS IN ANY WAY SHALL LOOK

ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

THE AGREEMENT AND DECLARATION OF TRUST FOR EACH OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND CONTAINS PROVISIONS WHICH LIMIT SHARE OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES OUTSTANDING OF SUCH FUND.

To our shareholders,

Please find our 2011 annual report for our two closed end funds, RMR Real Estate Income Fund ("RIF") and RMR Asia Pacific Real Estate Fund ("RAP").

On January 20, 2012, RIF merged with RAP. As a matter of corporate mechanics, RIF merged into RAP, but the substantive effect of the merger was as if RAP had merged into RIF. In connection with the merger, RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, were changed so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, became identical to those of historical RIF. In connection with the merger, RAP changed its name to "RMR Real Estate Income Fund" and it assumed the ticker symbol "RIF" on the NYSE Amex.

In the pages that follow, you will find data summarizing each Fund's, financial results for the twelve months ended December 31, 2011 and financial position as of December 31, 2011, as well as additional information regarding the merger. We encourage you to read through the information contained in this report and to view our website at www.rmrfunds.com.

RMR REAL ESTATE INCOME FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    During 2011, commercial real estate fundamentals improved modestly as a result of a weak recovery in the U.S. economy. The recovery in real estate operating fundamentals, however, was not consistent across all property types. Despite an uptick in employment growth (an average of 157,000 new jobs per month were created during 2011 according to Bureau of Labor Statistics), demand for office space remained restrained. Leasing activities, which had a strong start in the beginning of the year, slowed considerably in the second half of the year. Many tenants delayed making any real estate decisions amid heightened concerns about a slowing U.S. economy and negative news stemming from the European debt crisis. The apartment sector, on the other hand, posted the strongest gains in operating fundamentals during the year driven by a declining home ownership rate due to tighter lending standards and limited new construction.

Transaction activity (i.e. acquisitions, divestures, mergers, etc.) was strong during 2011 with approximately $185 billion in transaction volume. Despite a slowdown in transaction activity during the second half of the year due to economic uncertainty in the U.S. and Europe, 2011 commercial real estate transactions were 45% higher than those seen during 2010. Most transaction activity (53% of all transactions) during 2011 was concentrated in the major markets of New York City, Boston, Washington D.C., San Francisco, Los Angeles and Chicago.

Real estate companies were very active in the capital markets during 2011 raising close to $38 billion in capital. During the year, REITs raised $20 billion in common equity capital and $14 billion in debt capital. The REIT preferred market witnessed another year of higher volume, as close to $4 billion was raised in the REIT preferred market. The health care REIT sector was the most active property type in terms of capital raised during 2011, with approximately $11 billion raised, followed by the apartment sector with close to $6.5 billion raised during the year.

Real Estate Securities Technicals.    The market for REIT shares was up 8.7% in 2011, outperforming, for a third consecutive year, the S&P 500 Index return of 2.1%.

During the first half of the year, the REIT equity market was up 10%. Improving real estate fundamentals, easy access to capital, which helped real estate companies reduce leverage, refinance debt and fund acquisitions, and continued equity inflows into real estate funds contributed to the REIT market's performance. In the second half of the year, however, the REIT market gave back much of its returns on concerns about weaker economic growth in the U.S. In addition, the European debt crisis and austerity measures undertaken by several countries within the European Union served to exacerbate concerns about continued weakness in global economic growth. In the last three months of the year, REITs were able to recover some of their lost ground as a result of improving economic numbers, but still finished the second half of the year down 2.0% from the first half of the year high.

The best performing REIT sectors during 2011 were the storage and regional mall sectors with total returns of 35.7% and 20.5%, respectively. The worst performing sectors during 2011 were the lodging and industrial sectors with total returns of -13.1% and -5.6%, respectively.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the twelve months ended December 31, 2011, our total return on net asset value, or NAV, (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 6.2%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was 8.7%.

The Fund's underperformance versus the MSCI U.S. REIT Total Return Index during 2011 was primarily due to a higher concentration of REIT preferred securities in the Fund's portfolio versus in the Index. REIT preferred securities underperformed the REIT common equity securities market during 2011, but in our view provided a more dependable source of current income.

RMR ASIA PACIFIC REAL ESTATE FUND

During 2011, real estate market conditions in the Asia Pacific region softened as a result of the uncertain global economic outlook. Demand for office and industrial property weakened as company expansions were put on hold and world trading activities slowed due to weaker demand from Europe. During this period, we saw stable demand for retail property as unemployment numbers in the Asia Pacific region continued to be low, which in turn supported retail spending in Asia. Increasing market volatility experienced during the first half of 2011 continued into the second half of the year, as U.S. and European economic problems worsened. Major Asian stock indices ended 2011 lower, with a large number of property indices underperforming general equities.

During the twelve months ended December 31, 2011, the Fund's total return on net asset value, or NAV, was negative 27.4%. During that same period, the total return for the EPRA NAREIT Asia Total Return Index (an unmanaged index of Asia Pacific real estate common stocks) was negative 19.6%. The Fund underperformed the EPRA NAREIT Asia Total Return Index over this period due to the underperformance of our overweight investment positions in several Chinese and Hong Kong real estate developers. While residential property sales continue to be solid in China with over 20% earnings growth expected over the next two years, markets reacted negatively to government policies in China which were intended to prevent a housing bubble.

Following the merger of the Fund with RMR Real Estate Income Fund on January 20, 2012, together with the consequent change in investment strategy, as noted above, we began to divest the Fund of its Asia Pacific securities and focus our investment program on the U.S. real estate sector. As we look forward, we believe that U.S. real estate operating fundamentals will continue to improve during 2012 despite historically low levels of economic growth.

Thank you for your continued support.

Sincerely,

Adam D. Portnoy
President
February 22, 2012

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments (as of December 31, 2011)* (unaudited)

REITs
Lodging/Resorts	25%
Apartments	12%
Diversified	11%
Office	11%
Others, less than 10% each	34%

Total REITs	93%
Other	7%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2011)* (unaudited)

Common securities	56%
Preferred securities	43%
Other, including short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Asia Pacific Real Estate Fund

Portfolio holdings by sub-sector as a percentage of investments (as of December 31, 2011)* (unaudited)

Diversified	87%
Others, less than 10% each	12%
Short term investments	1%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2011)* (unaudited)

Common securities	98%
Other	1%
Short term investments	1%

Total investments	100%

Portfolio holdings by country (as of December 31, 2011)* (unaudited)

Japan	34%
Hong Kong	29%
Australia	15%
Singapore	12%
China	8%
India	1%
Short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security or by country as percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security or by country as a percentage of the Fund's net assets.

RMR Real Estate Income Fund

Portfolio of Investments – December 31, 2011

Company	Shares	Value

COMMON STOCKS – 71.7% REAL ESTATE INVESTMENT TRUSTS – 64.3%
APARTMENTS – 14.0%
American Campus Communities, Inc.	12,000	$503,520
Apartment Investment & Management Co.	28,745	658,548
Associated Estates Realty Corp.	115,800	1,847,010
AvalonBay Communities, Inc.	15,575	2,034,095
BRE Properties, Inc.	16,000	807,680
Colonial Properties Trust	34,800	725,928
Education Realty Trust, Inc.	6,737	68,919
Equity Residential	49,000	2,794,470
Essex Property Trust, Inc.	6,000	843,060
Home Properties, Inc.	5,000	287,850
Mid-America Apartment Communities, Inc.	20,100	1,257,255
UDR, Inc.	14,000	351,400

		12,179,735
DIVERSIFIED – 6.6%
CapLease, Inc.	12,700	51,308
Cousins Properties, Inc.	34,572	221,607
Digital Realty Trust, Inc.	4,000	266,680
DuPont Fabros Technology, Inc.	12,700	307,594
Entertainment Properties Trust	31,500	1,376,865
Lexington Realty Trust	113,558	850,549
Vornado Realty Trust	28,335	2,177,828
Washington Real Estate Investment Trust	18,000	492,300

		5,744,731
FREE STANDING – 3.5%
Getty Realty Corp.	22,000	306,900
National Retail Properties, Inc.	96,900	2,556,222
Realty Income Corp.	4,300	150,328

		3,013,450
HEALTH CARE – 9.7%
Cogdell Spencer, Inc.	31,655	134,534
HCP, Inc.	69,580	2,882,699
Health Care REIT, Inc.	7,200	392,616
Healthcare Realty Trust, Inc.	13,000	241,670
LTC Properties, Inc.	17,500	$540,050
Medical Properties Trust, Inc.	185,520	1,831,082
OMEGA Healthcare Investors, Inc.	2,200	42,570
Sabra Health Care REIT, Inc.	15,000	181,350
Ventas, Inc.	40,397	2,227,087

		8,473,658
INDUSTRIAL – 2.1%
DCT Industrial Trust, Inc.	98,600	504,832
EastGroup Properties, Inc.	8,500	369,580
First Potomac Realty Trust	5,000	65,250
ProLogis, Inc.	30,088	860,216

		1,799,878
LODGING/RESORTS – 3.5%
Ashford Hospitality Trust, Inc.	10,000	80,000
Chatham Lodging Trust	17,049	183,788
Chesapeake Lodging Trust	1,000	15,460
DiamondRock Hospitality Co.	40,603	391,413
FelCor Lodging Trust, Inc. (a)	10,000	30,500
Hersha Hospitality Trust	230,583	1,125,245
Host Hotels & Resorts, Inc.	17,500	258,475
LaSalle Hotel Properties	10,000	242,100
Pebblebrook Hotel Trust	10,100	193,718
RLJ Lodging Trust	12,500	210,375
Strategic Hotels & Resorts, Inc. (a)	30,000	161,100
Summit Hotel Properties, Inc.	1,000	9,440
Sunstone Hotel Investors, Inc. (a)	15,000	122,250
Supertel Hospitality, Inc. (a)	84,642	54,171

		3,078,035
MANUFACTURED HOME – 1.1%
Sun Communities, Inc.	25,900	946,127
MIXED OFFICE/INDUSTRIAL – 2.0%
Duke Realty Corp.	46,100	555,505

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
Gladstone Commercial Corp.	3,699	$64,917
Liberty Property Trust	36,200	1,117,856

		1,738,278
MORTGAGE – 0.6%
Annaly Capital Management, Inc.	10,000	159,600
MFA Financial, Inc.	55,148	370,595

		530,195
OFFICE – 8.6%
Alexandria Real Estate Equities, Inc.	15,000	1,034,550
BioMed Realty Trust, Inc.	21,000	379,680
Boston Properties, Inc.	2,500	249,000
Brandywine Realty Trust	145,100	1,378,450
Corporate Office Properties Trust	25,600	544,256
Douglas Emmett, Inc.	10,000	182,400
Franklin Street Properties Corp.	25,000	248,750
Highwoods Properties, Inc.	37,900	1,124,493
Hudson Pacific Properties, Inc.	2,500	35,400
Kilroy Realty Corp.	2,600	98,982
Mack-Cali Realty Corp.	38,030	1,015,021
MPG Office Trust, Inc. (a)	24,000	47,760
Parkway Properties, Inc.	12,500	123,250
SL Green Realty Corp.	14,900	992,936

		7,454,928
REGIONAL MALLS – 6.5%
CBL & Associates Properties, Inc.	30,000	471,000
Glimcher Realty Trust	95,000	874,000
Pennsylvania Real Estate Investment Trust	55,000	574,200
Simon Property Group, Inc.	22,179	2,859,760
The Macerich Co.	16,966	858,480

		5,637,440
SHOPPING CENTERS – 5.1%
Cedar Shopping Centers, Inc.	68,508	295,270
DDR Corp.	20,000	$243,400
Equity One, Inc.	20,000	339,600
Excel Trust, Inc.	20,000	240,000
Inland Real Estate Corp.	20,000	152,200
Kimco Realty Corp.	30,000	487,200
Kite Realty Group Trust	70,000	315,700
Ramco-Gershenson Properties Trust	62,000	609,460
Regency Centers Corp.	13,700	515,394
Tanger Factory Outlet Centers, Inc.	10,800	316,656
Urstadt Biddle Properties	9,800	177,184
Weingarten Realty Investors	35,000	763,700

		4,455,764
STORAGE – 1.0%
CubeSmart	20,000	212,800
Public Storage, Inc.	3,100	416,826
Sovran Self Storage, Inc.	5,000	213,350

		842,976
Total Real Estate Investment Trusts (Cost $48,670,717)		55,895,195
OTHER – 7.4%
Beazer Homes USA, Inc. (a)	35,000	86,800
Brookfield Office Properties, Inc.	22,000	344,080
Carador PLC	5,496,600	4,493,470
CBRE Group, Inc. (b)	11,900	181,118
D.R. Horton, Inc.	47,000	592,670
Hyatt Hotels Corp. (b)	5,000	188,200
Marriott International, Inc.	5,000	145,850
Standard Pacific Corp. (a)	60,000	190,800
Starwood Hotels & Resorts Worldwide, Inc.	4,000	191,880
The St. Joe Co. (a)	5,000	73,300
Total Other (Cost $9,547,211)		6,488,168
Total Common Stocks (Cost $58,217,928)		62,383,363
PREFERRED STOCKS – 56.3%
REAL ESTATE INVESTMENT TRUSTS – 56.3%
APARTMENTS – 1.4%
Apartment Investment & Management Co., Series U	20,000	501,200

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
Apartment Investment & Management Co., Series V	8,325	$209,707
Apartment Investment & Management Co., Series Y	11,900	299,642
Apartment Investment & Management Co., Series Z	10,000	242,500

		1,253,049
DIVERSIFIED – 7.3%
Cousins Properties, Inc., Series A	9,500	228,950
DuPont Fabros Technology, Inc., Series A	10,000	251,100
Entertainment Properties Trust, Series D	111,800	2,787,174
LBA Realty LLC, Series B	87,042	1,632,037
Lexington Realty Trust, Series B	27,750	690,975
Lexington Realty Trust, Series D	21,000	502,110
Vornado Realty Trust, Series E	4,053	102,744
Vornado Realty Trust, Series F	5,700	144,951

		6,340,041
FREE STANDING – 0.4%
National Retail Properties, Inc., Series C	14,500	368,300
HEALTH CARE – 0.3%
Health Care REIT, Inc., Series F	8,775	225,956
INDUSTRIAL – 0.7%
First Industrial Realty Trust, Series J	20,963	452,591
ProLogis, Inc., Series S	6,800	161,704

		614,295
LODGING/RESORTS – 29.2%
Ashford Hospitality Trust, Series A	111,942	2,715,713
Ashford Hospitality Trust, Series D	42,000	979,440
Ashford Hospitality Trust, Series E	45,000	$1,095,750
Eagle Hospitality Properties Trust, Inc., Series A (a)(c)	165,000	247,500
FelCor Lodging Trust, Inc., Series A (d)	73,000	1,622,060
FelCor Lodging Trust, Inc., Series C	111,539	2,510,743
Grace Acquisition I, Inc., Series B (a)	133,800	323,796
Grace Acquisition I, Inc., Series C (a)	18,900	28,350
Hersha Hospitality Trust, Series A	150,091	3,650,213
Hersha Hospitality Trust, Series B	17,695	391,060
LaSalle Hotel Properties, Series D	120,623	2,922,092
LaSalle Hotel Properties, Series E	51,300	1,299,429
LaSalle Hotel Properties, Series G	6,000	144,000
Pebblebrook Hotel Trust, Series A	14,500	348,145
Pebblebrook Hotel Trust, Series B	14,400	328,464
Strategic Hotels & Resorts, Inc., Series A (a)	12,900	372,165
Strategic Hotels & Resorts, Inc., Series B (a)	77,100	2,191,953
Summit Hotel Properties, Inc., Series A	10,000	247,500
Sunstone Hotel Investors, Inc., Series A	145,000	3,411,850
Sunstone Hotel Investors, Inc., Series D	23,000	520,950

		25,351,173
MIXED OFFICE/INDUSTRIAL – 0.9%
Duke Realty Corp., Series J	10,000	248,200
Duke Realty Corp., Series O	20,100	527,625

		775,825

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
MORTGAGE – 0.4%
MFA Financial, Inc., Series A	10,000	$253,900
RAIT Financial Trust, Series C	5,000	97,750

		351,650
OFFICE – 5.5%
Alexandria Real Estate Equities, Inc., Series C	46,251	1,224,726
BioMed Realty Trust, Inc., Series A	18,350	466,641
DRA CRT Acquisition Corp., Series A (a)	12,935	38,805
Hudson Pacific Properties, Inc., Series B	10,000	259,400
Kilroy Realty Corp., Series E	20,500	526,235
Kilroy Realty Corp., Series F	30,000	749,700
Parkway Properties, Inc., Series D	22,100	511,836
SL Green Realty Corp., Series D	38,500	976,745

		4,754,088
REGIONAL MALLS – 4.6%
CBL & Associates Properties, Inc., Series D	50,000	1,184,000
Glimcher Realty Trust, Series F	56,300	1,401,870
Glimcher Realty Trust, Series G	60,100	1,432,784

		4,018,654
SHOPPING CENTERS – 5.6%
Cedar Realty Trust, Inc., Series A	129,649	3,081,757
DDR Corp., Series H	32,000	776,000
DDR Corp., Series I	10,000	245,000
Kite Realty Group Trust, Series A	17,500	403,375
Weingarten Realty Investors, Series F	15,369	387,145

		4,893,277
Total Real Estate Investment Trusts (Cost $50,495,508)		48,946,308
Total Preferred Stocks (Cost $50,495,508)		48,946,308
INVESTMENT COMPANIES – 1.5%
Blackrock Credit Allocation Income Trust	19,336	$234,932
Cohen & Steers Infrastructure Fund, Inc.	17,911	283,531
Cohen & Steers Quality Income Realty Fund, Inc.	60,297	510,716
Eaton Vance Enhanced Equity Income Fund II	24,100	246,061
Nuveen Real Estate Income Fund	3,700	38,628
Total Investment Companies (Cost $1,886,300)		1,313,868
SHORT-TERM INVESTMENTS – 0.7% MONEY MARKET FUNDS – 0.7%
Dreyfus Cash Management Fund, Institutional Shares, 0.05% (e) (Cost $624,373)	624,373	624,373
Total Investments – 130.2% (Cost $111,224,109)		113,267,912
Other assets less liabilities – 0.5%		401,026
Revolving credit facility – (11.5)%		(10,000,000)
Preferred Shares, at liquidation preference – (19.2)%		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$86,993,938

Notes to Portfolio of Investments

(a)
As of December 31, 2011, this security had discontinued paying distributions.

(b)
Non-dividend paying security.

(c)
As of December 31, 2011, the Fund held $247,500 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 0.2% of the Fund's total investments. See Note A(4) to the financial statements.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of December 31, 2011.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – December 31, 2011

Company	Shares	Value

COMMON STOCKS – 77.0%
AUSTRALIA – 11.9%
DIVERSIFIED – 6.1%
Charter Hall Group *	948,755	$1,931,070
Folkestone Ltd. (a)	6,250,000	511,400
Stockland *	270,000	880,938

		3,323,408
OFFICE – 2.0%
Goodman Group *	1,903,513	1,109,740
RETAIL – 3.8%
Charter Hall Retail REIT *	222,347	727,733
Westfield Group *	170,000	1,357,972

		2,085,705
Total Australia (Cost $7,322,714)		6,518,853
CHINA – 6.4%
DIVERSIFIED – 6.4%
Evergrande Real Estate Group, Ltd.	4,740,000	1,965,184
Shimao Property Holdings, Ltd.	1,778,000	1,510,932

		3,476,116
Total China (Cost $5,295,407)		3,476,116
HONG KONG – 22.2%
DIVERSIFIED – 22.2%
Champion Real Estate Investment Trust *	2,033,000	766,963
Great Eagle Holdings, Ltd.	674,886	1,324,294
Hongkong Land Holdings, Ltd.	915,000	4,154,100
Hysan Development Co., Ltd.	477,395	1,567,426
Kerry Properties, Ltd.	514,000	1,700,847
New World Development Co., Ltd.	17,392	14,018
Poly (Hong Kong) Investments, Ltd.	3,531,000	1,527,587
Shui On Land, Ltd.	3,706,500	1,126,277

		12,181,512
Total Hong Kong (Cost $17,314,371)		12,181,512
JAPAN – 26.8%
DIVERSIFIED – 25.5%
Mitsubishi Estate Co., Ltd.	420,500	6,282,642
Mitsui Fudosan Co., Ltd.	360,000	5,247,759
Sumitomo Realty & Development Co., Ltd.	139,000	2,434,351

		13,964,752
RETAIL – 1.3%
AEON Mall Co., Ltd.	33,000	700,559
Total Japan (Cost $17,140,136)		14,665,311
SINGAPORE – 9.7%
DIVERSIFIED – 8.0%
Capitacommercial Trust *	1,719,000	$1,398,207
CapitaLand, Ltd. *	1,639,000	2,792,637
Singapore Land, Ltd.	39,000	167,781

		4,358,625
OFFICE – 1.7%
K-REIT Asia *	1,465,000	937,474
Total Singapore (Cost $8,019,315)		5,296,099
Total Common Stocks (Cost $55,091,943)		42,137,891
P-NOTES (b) – 0.6%
INDIA – 0.6%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12	64,500	222,525
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (c)	348,000	125,280
Total P-Notes (Cost $1,042,953)		347,805
SHORT-TERM INVESTMENTS – 0.9%
MONEY MARKET FUNDS – 0.9%
Dreyfus Cash Management Fund, Institutional Shares, 0.05% (d)
(Cost $477,430)	477,430	477,430
Total Investments – 78.5% (Cost $56,612,326)		42,963,126
Receivables for securities sold – 21.8%		11,915,273
Other assets less liabilities – (0.3)%		(123,106)
Net Assets – 100.0%		$54,755,293

Notes to Portfolio of Investments

*
The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
As of December 31, 2011, this security had discontinued paying distributions.
(b)
P-Notes are participation interest notes that are issued by banks or broker dealers and are designed to offer a return linked to particular underlying equity or debt securities, currencies or equity markets. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying securities, currencies or markets that they seek to replicate. There is additional counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. As a result, there can be no assurance that the trading price of P-Notes will equal the underlying value of the securities or markets that they seek to replicate.
(c)
As of December 31, 2011, this security had not paid a distribution.
(d)
Rate reflects 7 day yield as of December 31, 2011.

See notes to financial statements.

RMR Funds
Financial Statements

Statements of Assets and Liabilities

December 31, 2011	RMR Real Estate Income Fund	RMR Asia Pacific Real Estate Fund

Assets
Investments in securities, at value (cost of $111,224,109 and $56,612,326, respectively)	$113,267,912	$42,963,126
Cash	683	11
Cash denominated in foreign currencies, at value (cost of $0 and $7,299, respectively)	—	7,215
Dividends and interest receivable	929,140	338,363
Receivable for securities sold	—	11,915,273
Prepaid expenses	101,691	—

Total assets	114,299,426	55,223,988

Liabilities
Revolving credit facility	10,000,000	—
Accrued merger and tender offer expenses	432,713	324,712
Advisory fee payable	79,927	35,731
Interest payable	26,436	—
Distributions payable on preferred shares	3,261	—
Accrued expenses and other liabilities	88,151	108,252

Total liabilities	10,630,488	468,695

Preferred shares, at liquidation preference
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000	—

Net assets attributable to common shares	$86,993,938	$54,755,293

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$2,376	$3,343
Additional paid-in capital	138,062,236	115,645,917
Distributions in excess of net investment income	(3,260)	(169,740)
Accumulated net realized loss on investments	(53,111,217)	(47,079,882)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	2,043,803	(13,644,345)

Net assets attributable to common shares	$86,993,938	$54,755,293

Common shares outstanding	2,375,718	3,342,963

Net asset value per share attributable to common shares	$36.62	$16.38

See notes to financial statements.

RMR Funds
Financial Statements – continued

Statements of Operations

For the year ended December 31, 2011	RMR Real Estate Income Fund	RMR Asia Pacific Real Estate Fund

Investment Income
Dividends (net of foreign taxes withheld of $1,848 and $1,895, respectively)	$5,073,890	$2,035,860

Expenses
Advisory	974,596	684,589
Merger and tender offer related costs	613,414	511,586
Audit and legal	112,437	118,437
Custodian	77,771	89,560
Preferred share remarketing and auction fees	72,315	—
Administrative	60,417	60,417
Compliance and internal audit	55,735	40,917
Trustees' fees and expenses	32,999	32,999
Shareholder reporting	28,534	25,068
Other	45,903	40,125

Total expenses before interest expense	2,074,121	1,603,698
Interest expense	376,347	—

Total expenses after interest expense	2,450,468	1,603,698
Less: expense waived by the Advisor	—	(171,147)

Net expenses	2,450,468	1,432,551

Net investment income	2,623,422	603,309

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,315,221	(2,067,295)
Net realized loss on foreign currency transactions	—	(20,703)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	1,416,493	(19,544,097)

Net realized and unrealized gain (loss) on investments	2,731,714	(21,632,095)

Net increase (decrease) in net assets before preferred distributions resulting from operations	5,355,136	(21,028,786)
Distributions to preferred shareholders from net investment income	(120,954)	—

Net increase (decrease) in net assets attributable to common shares resulting from operations	$5,234,182	$(21,028,786)

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (decrease) in net assets resulting from operations
Net investment income	$2,623,422	$2,605,394
Net realized gain (loss) on investments	1,315,221	(3,477,396)
Net change in unrealized appreciation on investments	1,416,493	25,805,107
Distribution to preferred shareholders from net investment income	(120,954)	(137,308)

Net increase in net assets attributable to common shares resulting from operations	5,234,182	24,795,797

Distributions to common shareholders from:
Net investment income	(3,117,394)	(2,465,071)
Return of capital	(873,812)	(1,478,064)

Total distributions to common shareholders	(3,991,206)	(3,943,135)

Total increase in net assets attributable to common shares	1,242,976	20,852,662
Net assets attributable to common shares
Beginning of year	85,750,962	64,898,300

End of year (including distributions of $3,260 and $1,748 in excess of net investment income, respectively)	$86,993,938	$85,750,962

Common shares issued and repurchased
Shares outstanding, beginning of year	2,375,718	2,375,718

Shares outstanding, end of year	2,375,718	2,375,718

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (decrease) in net assets resulting from operations
Net investment income	$603,309	$948,736
Net realized gain (loss) on investments	(2,067,295)	446,081
Net realized gain (loss) on foreign currency transactions	(20,703)	37,149
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(19,544,097)	6,942,149

Net increase (decrease) in net assets resulting from operations	(21,028,786)	8,374,115
Distributions to common shareholders from net investment income	(1,338,857)	(3,861,123)

Total increase (decrease) in net assets attributable to common shares	(22,367,643)	4,512,992
Net assets
Beginning of year	77,122,936	72,609,944

End of year (including distributions of $169,740 and $2,548,554, respectively, in excess of net investment income)	$54,755,293	$77,122,936

Common shares issued and repurchased
Shares outstanding, beginning of year	3,342,963	3,342,963

Shares outstanding, end of year	3,342,963	3,342,963

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Year Ended December 31, 2011

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$5,355,136
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(10,281,428)
Proceeds from sales of long term investments	11,013,216
Net purchases and sales of short term investments	338,922
Changes in assets and liabilities:
Increase in dividends and interest receivable	(5,252)
Decrease in prepaid expenses	80,712
Increase in merger expense payable	432,713
Increase in interest payable	2,101
Increase in advisory fee payable	49
Decrease in accrued expenses and other liabilities	(93,353)
Net change in unrealized appreciation on investments	(1,416,493)
Net realized gain on investments	(1,315,221)

Cash provided by operating activities	$4,111,102

Cash flows from financing activities
Distributions paid to preferred shareholders	$(119,441)
Distributions paid to common shareholders	(3,991,206)

Cash used in financing activities	$(4,110,647)

Increase in cash	$455

Cash at beginning of year	$228

Cash at end of year	$683

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	For The Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007

Per Common Share Operating Performance (a)(b)
Net asset value, beginning of year	$36.09	$27.32	$19.28	$65.28	$101.33

Income from Investment Operations
Net investment income (c)(d)	1.10	1.10	1.29	3.90	5.64
Net realized and unrealized appreciation/(depreciation) on investments (d)	1.16	9.39	8.41	(43.75)	(28.82)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (d)	(.05)	(.06)	(.12)	(1.13)	(.87)
Net realized gain on investments (d)	—	—	—	(.36)	(1.13)

Net increase (decrease) in net asset value from operations	2.21	10.43	9.58	(41.34)	(25.18)
Less: Distributions to common shareholders from:
Net investment income (d)	(1.31)	(1.04)	(1.04)	(3.33)	(4.77)
Net realized gain on investments (d)	—	—	—	(1.18)	(6.10)
Return of capital (d)	(.37)	(.62)	(.50)	(.15)	—

Net asset value, end of year	$36.62	$36.09	$27.32	$19.28	$65.28

Market price, beginning of year	$29.80	$21.55	$13.85	$56.56	$89.64

Market price, end of year	$28.21	$29.80	$21.55	$13.85	$56.56

Total Return
Total investment return based on:
Market price (e)	0.13%	47.10%	73.77%	(72.28)%	(26.19)%
Net asset value (e)	6.18%	38.99%	53.88%	(67.47)%	(26.28	)%(f)
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)(d)	2.98%	3.44%	6.31%	7.42%	6.16%
Total preferred share distributions	0.14%	0.18%	0.58%	2.83%	2.18%
Net investment income, net of preferred share distributions (c)(d)	2.84%	3.26%	5.73%	4.59%	3.98%
Expenses, excluding interest expense	2.36%	2.18%	—	—	—
Expenses, net of fee waivers	2.78%	2.41%	4.50%	2.55%	1.47%
Expenses, before fee waivers	2.78%	2.41%	4.50%	2.97%	1.82%
Portfolio turnover rate	7.26%	24.85%	52.46%	4.97%	51.01%
Net assets attributable to common shares	$86,993,938	$85,750,962	$64,898,300	$25,641,294	$86,839,333
Borrowings on revolving credit facility	$10,000,000	$10,000,000	—	—	—
Asset coverage ratio of borrowing (g)	1,137%	1,124%	—	—	—
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$16,675,000	$10,950,000	$50,000,000
Asset coverage ratio of preferred shares (h)	622%	614%	489%	334%	273%
Asset coverage ratio of borrowing and preferred shares (i)	426%	421%	489%	334%	273%
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.
(c)
Amounts for periods prior to December 18, 2008 are net of expenses waived by RMR Advisors.
(d)
As discussed in Note A(7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower for the periods prior to December 18, 2008 if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(f)
During the year ended December 31, 2007, RMR Advisors reimbursed the Fund $2,070 for trading losses incurred by the Fund due to a trading error. The impact of this reimbursement was less than $0.005 per share and had no impact on total return.
(g)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(h)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(i)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	For the Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007

Per Common Share Operating Performance (a)(b)
Net asset value, beginning of year	$23.07	$21.72	$18.34	$39.67	$46.10

Income from Investment Operations
Net investment income (c)	.18	.28	.09	.12	.24
Net realized and unrealized appreciation/ (depreciation) on investments	(6.47)	2.23	4.26	(21.45)	4.97

Net increase (decrease) in net asset value from operations	(6.29)	2.51	4.35	(21.33)	5.21
Less: Distributions to common shareholders from:
Net investment income	(.40)	(1.16)	(.97)	—	(7.68)
Net realized gain on investments	—	—	—	—	(3.96)

Net asset value, end of year	$16.38	$23.07	$21.72	$18.34	$39.67

Market price, beginning of year	$18.37	$16.89	$12.53	$33.04	$45.63

Market price, end of year	$14.02	$18.37	$16.89	$12.53	$33.04

Total Return
Total investment return based on:
Market price (d)	(21.72)%	16.15%	42.86%	(62.06)%	(2.99)%
Net asset value (d)	(27.38)%	11.95%	24.03%	(53.76)%	11.80%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (c)	0.88%	1.31%	0.46%	0.42%	0.45%
Expenses, net of fee waivers	2.09%	1.72%	2.42%	2.82%	1.78%
Expenses, before fee waivers	2.34%	1.97%	2.67%	3.07%	2.03%
Portfolio turnover rate	72.75%	51.82%	101.40%	42.97%	68.69%
Net assets attributable to common shares	$54,755,293	$77,122,936	$72,609,944	$16,495,897	$35,709,926
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds on June 16, 2009. Share and per share information has been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.
(c)
Amounts are net of expenses waived by RMR Advisors.
(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.

See notes to financial statements.

RMR Funds
Notes to Financial Statements

December 31, 2011

Note A

(1)   Organization

RMR Real Estate Income Fund, or RIF, was organized as a Delaware statutory trust on August 19, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. RMR Asia Pacific Real Estate Fund, or RAP, and collectively with RIF, the Funds, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the 1940 Act, as a non-diversified closed end management investment company. On January 20, 2012, RIF merged into RAP. See Note G for a complete description of the merger.

(2)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)   Portfolio Valuation

Investment securities of RIF are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by RIF at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using values provided by a pricing service.

Investment securities of RAP are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day.

Some foreign markets close before the close of customary trading sessions on the NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchanges on which foreign securities trade have closed, but before the NYSE closes, that the Funds determine could affect the value of the foreign securities the Funds own or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Funds' net asset values, or NAVs, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Funds' boards of trustees.

Any of the Funds' securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Funds at fair value as determined in good faith under the supervision of each Fund's respective board of trustees. Numerous factors may be considered

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (4) for a further description of fair value measurements. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair value.

(4)   Fair Value Measurements

The Funds report the value of their securities at fair value. Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Funds use observable market data when possible and otherwise use other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Funds believe that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

The following is a summary of the inputs used on December 31, 2011, in valuing RIF's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Real Estate Investment Trusts
Apartments	$12,179,735	$—	$—	$12,179,735
Diversified	5,744,731	—	—	5,744,731
Free Standing	3,013,450	—	—	3,013,450
Health Care	8,473,658	—	—	8,473,658
Industrial	1,799,878	—	—	1,799,878
Lodging/Resorts	3,078,035	—	—	3,078,035
Manufactured Home	946,127	—	—	946,127
Mixed Office/Industrial	1,738,278	—	—	1,738,278
Mortgage	530,195	—	—	530,195
Office	7,454,928	—	—	7,454,928
Regional Malls	5,637,440	—	—	5,637,440
Shopping Centers	4,455,764	—	—	4,455,764
Storage	842,976	—	—	842,976
Total Real Estate Investment Trusts	55,895,195	—	—	55,895,195
Other	6,488,168	—	—	6,488,168
Total Common Stocks	62,383,363	—	—	62,383,363
Preferred Stocks
Real Estate Investment Trusts
Apartments	1,253,049	—	—	1,253,049
Diversified	6,340,041	—	—	6,340,041
Free Standing	368,300	—	—	368,300
Health Care	225,956	—	—	225,956
Industrial	614,295	—	—	614,295
Lodging/Resorts	25,103,673	247,500	—	25,351,173
Mixed Office/Industrial	775,825	—	—	775,825
Mortgage	351,650	—	—	351,650
Office	4,754,088	—	—	4,754,088
Regional Malls	4,018,654	—	—	4,018,654
Shopping Centers	4,893,277	—	—	4,893,277
Total Real Estate Investment Trusts	48,698,808	247,500	—	48,946,308
Total Preferred Stocks	48,698,808	247,500	—	48,946,308
Investment Companies	1,313,868	—	—	1,313,868
Short-Term Investments
Money Market Funds	624,373	—	—	624,373
Total Investments	$113,020,412	$247,500	$—	$113,267,912

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

RIF utilized broker quotes, issuer company financial information and other market indicators to value the securities whose prices were not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. RIF recognizes transfers between the levels as of the end of the period. As of December 31, 2011, securities with a total value of approximately $28,350 were transferred from Level 2 to Level 1 as quoted market prices were available on December 31, 2011. Additionally, securities with a total value of approximately $247,500 were transferred from Level 1 to Level 2 due to lack of quoted market prices on December 31, 2011.

The following is an analysis of the change in value of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance, as of December 31, 2010	$2,061,225
Transfers out of Level 3	(4,493,470)
Securities sold	—
Total realized gains/(loss)	—
Changes in unrealized appreciation/(depreciation)	2,432,245

Ending balance, as of December 31, 2011	$—

As of December 31, 2011, securities with a total value of approximately $4,493,470 were transferred from Level 3 to Level 1 as quoted prices in an active market were available on December 31, 2011.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, the Funds believe that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and the Funds fair value their investment securities. In such circumstances, the Funds report holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Neither Fund used this model to fair value its foreign investment securities at December 31, 2011 because the S&P 500 Index did not significantly fluctuate from the previous day close.

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

The following is a summary of the types of inputs used on December 31, 2011, in valuing RAP's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia
Diversified	$3,323,408	$—	$—	$3,323,408
Office	1,109,740	—	—	1,109,740
Retail	2,085,705	—	—	2,085,705
Total Australia	6,518,853		—	6,518,853
China
Diversified	3,476,116	—	—	3,476,116
Total China	3,476,116	—	—	3,476,116
Hong Kong
Diversified	12,181,512	—	—	12,181,512
Total Hong Kong	12,181,512	—	—	12,181,512
Japan
Diversified	13,964,752	—	—	13,964,752
Retail	700,559	—	—	700,559
Total Japan	14,665,311	—	—	14,665,311
Singapore
Diversified	4,358,625	—	—	4,358,625
Office	937,474	—	—	937,474
Total Singapore	5,296,099	—	—	5,296,099
Total Common Stocks	42,137,891	—	—	42,137,891
P-NOTES
India	347,805	—	—	347,805
Total P-Notes	347,805	—	—	347,805
Short-Term Investments
Money Market Funds	477,430	—	—	477,430
Total Investments	$42,963,126	$—	$—	$42,963,126

There were no investments in securities characterized as Level 3 on December 31, 2010 or December 31, 2011 for RAP. During the year ended December 31, 2011, there were no transfers of investments for which RAP began or discontinued to use Level 3 inputs to measure value.

(5)   Securities Transactions and Investment Income

The Funds record securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Funds use the accrual method for recording interest income, including accretion of original issue discount, where

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

(6)   Taxes

The Funds have qualified and each intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that they will generally not be subject to U.S. federal income tax. However, the Funds may be subject to a 4% excise tax to the extent they do not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Funds' investment income and securities sales to withholding or other taxes. For the year ended December 31, 2011, $1,848 of foreign taxes have been withheld from distributions to RIF and $1,895 of foreign taxes have been withheld from distributions to RAP. These amounts are recorded as a reduction of dividend income.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior four fiscal years (2008-2011). As of December 31, 2011, the Funds did not have any unrecognized tax positions.

(7)   Distributable Earnings

RIF earns income, net of expenses, daily on its investments. It is the policy of RIF to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by RIF's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may or may not include market and economic conditions, and subject to compliance with applicable law, RIF's Agreement and Declaration of Trust, RIF's bylaws, RIF's revolving credit agreement, described in Note F, and other factors. This policy is not fundamental and may be changed by RIF's board of trustees without shareholder approval. RIF's distributions to shareholders are recorded on the ex-dividend date. RIF's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent RIF's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RIF not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

RIF has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that RIF receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to RIF. RIF has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. RIF has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. RIF has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

capital. As a result of these adjustments, approximately 21.9% and 37.5% of RIF's distributions to common shareholders for the year ended December 31, 2011 and 2010, respectively, were characterized as return of capital for financial statement reporting purposes and for U.S. federal income tax purposes; however, RIF's distributions to shareholders for the years ended December 31, 2011 and 2010 did not exceed the aggregate of the cash distributions RIF received from its investments less RIF's expenses and distributions to preferred shareholders. The classifications of distributions received from RIF's investments were as follows:

	Year ended December 31, 2011	Year ended December 31, 2010
Ordinary income	$5,057,903	$4,387,481
Capital gain income	476,507	393,318
Return of capital	1,505,785	1,543,336

Total distributions received	$7,040,195	$6,324,135

RAP earns income, net of expenses, on its investments daily. It is the policy of RAP to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Certain of RAP's investments are in real estate companies characterized as passive foreign investment companies, or PFICs, for U.S. federal income tax purposes. For U.S. federal income tax purposes, RAP is required to mark its PFIC investments to current market value at the end of each year and to recognize the resulting unrealized gain as ordinary income. As a result, PFIC investments may cause RAP to recognize and distribute taxable income without a corresponding receipt of cash. RAP recognized PFIC mark to market income for federal tax purposes of $0 and $2,643,742 for the year ended December 31, 2011 and 2010, respectively. Distributions to shareholders are recorded on the ex-dividend date. RAP's distributions may consist of ordinary income (net investment income, PFIC mark to market adjustments and short term capital gains), long term capital gains and return of capital. To the extent RAP's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RAP not to distribute such gains.

The Funds distinguish between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

The tax character of distributions made by the Funds during the years ended December 31, 2011 and December 31, 2010, were as follows:

	Year ended December 31, 2011	Year ended December 31, 2010
RIF
Ordinary income	$3,238,348	$2,602,379
Return of capital	873,812	1,478,064

	$4,112,160	$4,080,443

RAP
Ordinary income	$1,338,857	$3,861,123

As of December 31, 2011, the components of distributable earnings on a federal income tax basis were as follows:

RIF
Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(820,687)
RAP
Undistributed ordinary income	$205,122
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(17,032,851)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the Funds had post-enactment accumulated capital loss carryovers which can be used to offset certain future realized capital gains as follows:

	Short Term	Long Term
RIF	$—	$362,358
RAP	$907,843	$749,012

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

At December 31, 2011, the Funds had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration as follows:

	2014	2015	2016	2017	2018
RIF	$—	$—	$4,119,105	$41,153,361	$4,611,903
RAP	$831,685	$14,432,692	$20,347,954	$2,963,106	$1,551,873

The net capital loss carry forward for RIF and RAP includes $4,439,822 and $29,888,822, respectively, of capital loss carry forwards that were acquired in connection with prior Fund reorganizations. Federal tax rules limit the Fund's ability to use these acquired capital loss carry forwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Funds may elect to treat net capital losses, ordinary losses and specified ordinary and currency losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2011, the following amounts of such losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2012:

	Late Year Losses	Capital Losses
RIF	$—	$—
RAP	$—	$2,282,073

The difference between the financial reporting basis and tax basis of unrealized appreciation/depreciation is due to mark to market and adjustments to the Funds' investments in passive foreign investment companies and/or wash sales of portfolio investments.

The cost, gross unrealized appreciation and unrealized depreciation of the Funds' investments for federal income tax purposes as of December 31, 2011, are as follows:

	RIF	RAP
Cost	$114,088,601	$60,036,486

Gross unrealized appreciation	$15,394,785	$64,281
Gross unrealized depreciation	(16,215,474)	(17,137,641)

Net unrealized appreciation/(depreciation)	$(820,689)	$(17,073,360)

(8)   Concentration Risk

Under normal market conditions, RIF's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of RIF's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Under normal market conditions, RAP's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities and warrants to purchase equity securities, issued by Asia Pacific real estate companies, including Asia Pacific real estate

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

companies operating under a REIT or REIT like structure adopted by an Asia Pacific country. The value of RAP's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industries and securities market. RAP changed its investment objective, policies and restrictions in connection with the merger of RIF into RAP on January 20, 2012. See Note G. Following this merger, under normal market conditions, RAP's investments, like RIF's investments, will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by U.S. real estate companies and REITs.

(9)   Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information. Furthermore, such securities may be subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(10) RAP Foreign Currency Transactions

The accounting records of RAP are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

RAP does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on RAP's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

RIF has an investment advisory agreement with RMR Advisors to provide RIF with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of RIF in accordance with its investment objectives and policies. Pursuant to the agreement,

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

RMR Advisors is compensated at an annual rate of 0.85% of RIF's average daily managed assets. Managed assets means the total assets of RIF less liabilities other than indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, RIF's revolving credit facility and the liquidation preference of RIF's preferred shares are not considered a liability. RIF incurred advisory fees of $974,596 during the year ended December 31, 2011.

RAP has an investment advisory agreement with RMR Advisors to provide RAP with a continuous investment program, oversee RAP's subadvisor and generally manage the business affairs of RAP in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of RAP's average daily managed assets. For the year ended December 31, 2011, RAP did not have any liabilities attributable to leverage. RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of RAP's average daily managed assets until May 25, 2012. RAP incurred net advisory fees of $513,442 during the year ended December 31, 2011. The amount of fees waived by RMR Advisors was $171,147 for the year ended December 31, 2011. RAP's investment advisory agreement with RMR Advisors terminated on January 20, 2012 in connection with the merger of RIF into RAP and a new investment advisory agreement with RMR Advisors took effect on that date.

RMR Advisors and RAP have entered into a subadvisory agreement with MacarthurCook Investment Managers Limited, or MacarthurCook, to make day to day investment decisions and to generally manage the business affairs of RAP in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors, and not RAP, pays MacarthurCook a monthly fee equal to an annual rate of 0.375% of RAP's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors so that until May 25, 2012, the fee payable to MacarthurCook by RMR Advisors will be equal to 0.25% of RAP's average daily managed assets. RAP's subadvisory agreement with MacarthurCook terminated on January 20, 2012 in connection with the merger of RIF into RAP.

RMR Advisors also performs administrative functions for each Fund pursuant to an administration agreement with such Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for each Fund. Under each administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. RIF and RAP each paid RMR Advisors $60,417 for subadministrative fees charged by State Street for the year ended December 31, 2011.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Funds as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Funds an annual retainer plus attendance fees for board and committee meetings. RIF and RAP each incurred trustee fees and expenses of $32,999 during the year ended December 31, 2011.

Each Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. RIF and RAP incurred compliance and internal audit expenses of $55,735 and $40,917,

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

respectively, which includes the Funds' allocated portion of the salary of their chief compliance officer, during the year ended December 31, 2011. The Funds also participate in pooled insurance programs with RMR Advisors and make payments of allocated portions of related premiums. RIF and RAP incurred allocated insurance expenses of $14,550 and $13,371, respectively, during the year ended December 31, 2011.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2011, were as follows:

	Purchases	Sales	Brokerage Commissions
RIF	$10,281,428	$8,348,111	$11,991
RAP	$48,673,127	$62,513,200	$246,242

Note D

RIF Preferred Shares

RIF has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to RIF's common shares and rank on parity with each other class or series of preferred shares of RIF as to the payment of periodic distributions, including distribution of assets upon liquidation. If RIF does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any rating agency rating RIF's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in RIF's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of RIF's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of RIF's trustees. RIF pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The annual preferred share distribution rate for each series was as follows as of December 31, 2011.

Series	Rate	Date of Auction
Series M	0.750%	12/30/2011
Series T	1.000%	12/27/2011
Series W	0.171%	12/28/2011
Series Th	0.750%	12/29/2011
Series F	0.750%	12/30/2011

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

To date, no auctions for preferred securities of RIF have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of RIF's lead broker dealer for its preferred securities, had previously acquired for its own account a substantial portion of RIF's preferred securities in the auctions, and could ultimately come to own for its own account all or substantially all of such preferred securities if in the future it again begins to acquire such preferred securities for its own account. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filing, dated as of December 31, 2011, it owned approximately 1.8% of RIF's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not historically been a purchaser of preferred securities in RIF's auctions, some auctions likely would have failed and holders of RIF's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase RIF preferred shares in any future auction of the RIF preferred securities in which demand is insufficient for holders of RIF's preferred shares to sell all offered preferred shares, or that RIF will not have any auction for its preferred securities fail. If an auction of RIF's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which RIF would otherwise pay as a result of a successful auction. If an auction fails, holders of RIF's preferred shares may not be able to sell their preferred shares in that auction. If auctions for RIF's preferred shares fail, or if market conditions generally frustrate RIF's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause RIF to change the form and/or amount of investment leverage used by RIF.

RIF actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, RIF may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of December 31, 2011, 2,375,718 common shares, $.001 par value per share, were issued and outstanding for RIF. There were no transactions by RIF in its capital stock for the year ended December 31, 2011.

As of December 31, 2011, 3,342,963 common shares, $.001 par value per share, were issued and outstanding for RAP. There were no transactions by RAP in its capital stock for the year ended December 31, 2011.

RMR Funds
Notes to Financial Statements – continued

December 31, 2011

Note F

Revolving Credit Facility

RIF has entered into a three year, $10,000,000 revolving credit facility, or the Facility, with Wells Fargo Bank, N.A. that expires July 1, 2013. RIF paid a one time upfront commitment fee of $75,000 that will be amortized over the period of the loan. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. The Fund has also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the credit agreement. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets.

As of December 31, 2011, RIF had an outstanding loan borrowing of $10,000,000 under the Facility. During the year ended December 31, 2011, the average daily outstanding balance under the Facility was $10,000,000 at a weighted average borrowing cost of 3.016%.

On January 20, 2012, in connection with the merger of RIF into RAP, RAP assumed all of RIF's rights, liabilities and obligations under the Facility.

Note G

Subsequent Events – Reorganization

On January 20, 2012, RIF was merged into RAP. In connection with the reorganization, RAP changed its name from RMR Asia Pacific Real Estate Fund to "RMR Real Estate Income Fund". RIF merged with and into RAP pursuant to Delaware law and in accordance with an agreement and plan of reorganization approved by the boards of trustees of the Funds on October 20, 2011. The shareholders of RAP approved certain matters in connection with the completion of the merger in accordance with the terms of such agreement and plan of reorganization at the annual meeting of RAP's shareholders on December 13, 2011. The merger was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. As a matter of corporate mechanics, RIF merged into RAP, but the substantive effect of the merger was as if RAP had merged into RIF.

In connection with the merger, RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, were changed so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, are identical to those of RIF. Additionally, in connection with the merger, RAP issued preferred shares to RIF preferred shareholders with an aggregate liquidation preference equal to the aggregate liquidation preference of RIF's outstanding preferred shares, RIF assigned its credit facility with Wells Fargo Bank, N.A. to RAP and RAP assumed the ticker symbol "RIF" on the NYSE Amex. RIF is the surviving fund in the merger for accounting purposes and for purposes of presenting investment performance history.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund:

We have audited the accompanying statements of assets and liabilities of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund (the "Funds"), including the portfolios of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We also audited the statement of cash flows for RMR Real Estate Income Fund for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the statement of cash flows for the year then ended for RMR Real Estate Income Fund, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2012

Consideration of the New Advisory Agreement—RAP

On December 13, 2011, RAP's shareholders approved a new investment advisory agreement with RMR Advisors, Inc. that will be in effect for two years from the closing date of RAP's merger with RMR Real Estate Income Fund, January 20, 2012, and will continue from year to year thereafter as long as such continuance is approved in the manner prescribed by the Investment Company Act of 1940, as amended. At a meeting held on October 20, 2011, RAP's board of trustees (the "Board") approved the new advisory agreement and, in making its determination to approve such agreement, the Board considered all of the factors described below.

Description of Proposal and Certain Board Considerations Regarding New Advisory Agreement

Following the reorganization (the "Reorganization") of RMR Real Estate Income Fund (referred to herein as "RIF") with and into RMR Asia Pacific Real Estate Fund ("RAP" and, as it will be operated following the Reorganization, the "Reorganized Fund" and, collectively, the "Funds") RMR Advisors, Inc. (the "Advisor") will provide investment advisory services to the Reorganized Fund pursuant to the terms and conditions of a new investment advisory agreement that is identical to the existing investment advisory agreement between the Advisor and RIF. The Funds currently pay different contractual management fees and have different contractual fee waiver arrangements. RIF pays a contractual management fee to the Advisor at an annual rate of 0.85% of the Fund's average daily managed assets and has no contractual fee waiver. RAP pays a contractual management fee to the Advisor at an annual rate of 1.00% of its average daily managed assets and that fee is subject to a contractual waiver of 0.25% until May 25, 2012, resulting in an effective contractual management fee rate of 0.75% until May 25, 2012. RIF's average daily managed assets include assets attributable to RIF's preferred shares and borrowings. Other than management fees, the terms of the proposed investment advisory agreement between the Reorganized Fund and the Advisor will be substantively the same as the terms of the existing investment advisory agreement between RAP and the Advisor.

Additionally, RAP has an investment sub-advisory arrangement with MacarthurCook Investment Managers Limited ("MacarthurCook"), who is responsible for the day to day management of RAP's portfolio, whereas the Advisor directly manages RIF's portfolio and RIF does not have any investment sub-advisory arrangements. Following the Reorganization, the investment sub-advisory agreement between MacarthurCook and RAP will be terminated, as described below.

The Board considered that, if the Reorganization is consummated, RAP would realize an increase in contractual management fees of 10 basis points, from 0.75% to 0.85% of average daily managed assets for the period between the closing date of the Reorganization and May 25, 2012, due to the elimination of RAP's advisory fee waiver. The Board noted that the Advisor agreed to make a cash payment to RAP to compensate it for this expense of the Reorganization. The Board also considered that the Reorganized Fund's "managed assets" will include assets attributable to the Reorganized Fund's leverage and thus, when viewed in terms of net assets attributable to common shares, RAP's management fee would increase by 34 basis points on a pro forma basis (based on the year ended December 31, 2010) from 0.75% of average daily net assets to 1.09% of average daily net assets. In connection with approving the compensatory payment to be made by the Advisor, the Board considered that the compensatory payment would not compensate RAP for that portion of the effective management fee increase during the period between the closing date of the Reorganization and May 25, 2012 that would be attributable to the Reorganized Fund's use of leverage (approximately 24 basis points). The Board noted that this extra 24 basis points of expense represented a portion of the cost of the Reorganized Fund's leveraged capital structure and that it expected RAP's common shareholders to benefit from the Reorganized Fund's use of leverage under normal market conditions. The Board recognized that this extra expense would be borne by RAP common shareholders in exchange for receiving the potential benefits of using leverage and in exchange for the Advisor's efforts in managing the larger pool of capital created by such leverage for the benefit of RAP common shareholders. Given these offsetting benefits, the Board concluded that it was appropriate to base RAP's compensatory payment on contractual management fees rather than the effective advisory fee rate that takes into account the Reorganized Fund's use of leverage.

The Board then considered that, because the Reorganized Fund's contractual management fee will be 0.85% of its average daily managed assets, shareholders of RAP will realize a 15 basis point reduction (from 1.00% to 0.85% of average daily managed assets) in contractual management fees as a result of the Reorganization and the new advisory agreement after May 25, 2012. The Board recognized that the Reorganized Fund's "managed assets" include assets attributable to the Reorganized Fund's leverage; thus, when viewed in terms of a percentage of the Reorganized Fund's net assets attributable to its common shares, the effective management fee rate paid by RAP common shareholders will equal 1.09% of average daily net assets attributable to common shares on a pro forma basis (based on the year ended December 31, 2010), which is 9 basis points more than what RAP common shareholders would have paid after the expiration of RAP's contractual fee waiver on May 25, 2012. As considered earlier, however, the Board noted that RAP common shareholders will incur this extra expense in exchange for receiving the potential benefits of using leverage and in exchange for the Advisor's efforts in managing a larger pool of capital created by such leverage for the benefit of RAP common shareholders.

The Board then considered that RAP would have paid $614,095 and $316,201 for the year ending December 31, 2010 and for the six months ending June 30, 2011, respectively, to the Advisor had it been subject to RIF's advisory fee of 0.85%, as opposed to $541,849 and $279,001 (net of the contractual fee waiver) that RAP paid to the Advisor for the year ending December 31, 2010 and for the six months ending June 30, 2011, respectively, each of which would have been an increase of 13.33%; however, the Board recognized that the compensatory payment to be made by the Advisor, described above, is intended to compensate RAP's shareholders for this expense of the Reorganization.

In connection with the consummation of the Reorganization, the Board recognized that RAP's investment sub-advisory agreement with MacarthurCook will terminate and MacarthurCook will not be engaged to provide any investment advisory services to the Reorganized Fund. The Board noted, however, that MacarthurCook may be engaged by the Advisor to provide certain non-advisory services (e.g., broker introductions and information regarding Asia Pacific market customs, rules and practices) in connection with the Reorganized Fund's divestment of RAP's portfolio of Asia Pacific real estate companies (the "RAP Legacy Assets"). Thus, the Board considered that, following the Reorganization, all investment decisions with respect to RAP Legacy Assets will be made by the Advisor—specifically, by RIF's portfolio managers, who will serve as the Reorganized Fund's portfolio managers—both during the period prior to the Reorganized Fund's planned liquidation of the RAP Legacy Assets and in connection with such liquidation. The Board noted that the Advisor is generally familiar with the RAP Legacy Assets as a result of having, in its role as investment adviser to RAP, provided oversight to the services provided by MacarthurCook to RAP and will use the information it has received in such capacity in connection with the anticipated disposition of all or substantially all of the RAP Legacy Assets. Additionally, the Board considered that, as a result of no longer paying a portion of its fees to MacarthurCook for investment sub-advisory services, the Advisor will earn additional income of approximately $131,000 per annum based on RAP's managed assets as of June 30, 2011 and assuming RAP's pre-merger self tender offer is fully subscribed.

As of October 20, 2011, Mr. Barry M. Portnoy owned 55% of the economic interest and 100% of the voting power in the Advisor and Mr. Adam D. Portnoy owned 45% of the economic interest and 0% of the voting power in the Advisor. The Board considered that, if RAP shareholders approve their Reorganization related proposals, effective as of the closing date of the Reorganization, Mr. Barry M. Portnoy would authorize the transfer of 45% of the voting power in the Advisor to Mr. Adam D. Portnoy. The Board noted that the change in voting ownership in the Advisor would not have any structural, managerial or operational effects on the Advisor as Mr. Barry M. Portnoy will continue to hold majority voting power in the Advisor and the Advisor will have the same portfolio managers.

Additional Board Considerations Regarding New Advisory Agreement

In addition to the matters set forth above, the Board also considered the benefits of retaining the Advisor as the Reorganized Fund's investment adviser after the Reorganization and compared the terms of RAP's existing investment advisory agreement (the "Current Advisory Agreement") with the Advisor with those of the proposed new advisory agreement. The Board noted that the Reorganized Fund's new advisory agreement was, as discussed above, substantively the same as the Current Advisory Agreement, other than in respect of management fees and the change in ownership of the Advisor between Mr. Barry M. Portnoy and Mr. Adam D. Portnoy. The Board discussed the nature, extent and quality of services that the Advisor has provided to RIF, RAP and their predecessor funds; the quality and experience of personnel in the Advisor's organization, as well as the depth of such personnel at the Advisor; the experience and expertise of the Advisor as an investment adviser; the capacity and future commitment of the Advisor to perform its duties; that the advisory and other fees paid would be the same as those charged to RIF; the level of investment advisory fees to be paid by the Reorganized Fund, as compared to similar funds; the Advisor's performance history as investment adviser to RIF in light of the fact that the Advisor would now directly manage assets formerly attributable to RAP's portfolio in accordance with RIF's historical investment strategy, and the Advisor's performance history as an investment manager; the potential for economies of scale; the financial condition and profitability of the Advisor; and any indirect benefits to be derived by the Advisor from its relationship with the Reorganized Fund. The Board also considered the Advisor's representation that it would provide investment advisory and other services to the Reorganized Fund of a scope and quality at least equivalent to the scope and quality historically provided to each Fund. The Board noted that the transfer of 45% of Mr. Barry M. Portnoy's voting power in the Advisor to Mr. Adam D. Portnoy would not effect any structural, managerial or operational aspects of the Advisor. In addition, the Board considered the following matters in determining to retain the Advisor as the Reorganized Fund's investment adviser.

Nature, Extent and Quality of the Services Provided by the Advisor.    The Board considered the level and depth of knowledge of the Advisor. The Board took into account its familiarity with the Advisor and its management of RAP and RIF and their predecessor funds, noting each Fund's and its predecessor funds' performance relative to a peer group of global real estate closed end funds in the case of RAP and a peer group of U.S. real estate closed end funds in the case of RIF. The Board also considered the Advisor's record of compliance with its own compliance policies and procedures, the Advisor's record of compliance with the Funds' and their predecessor funds' compliance policies and procedures and whether the Funds and their predecessor funds had operated within their investment objectives. Additionally, the Board considered the extent of specialized knowledge of the Advisor, noting that the Advisor specialized in the area of real estate investment management. The Board noted that the Advisor will be managing the Reorganized Fund pursuant to the same strategy that the Advisor has used historically to manage RIF and that, as discussed previously, MacarthurCook would not be retained to provide the Reorganized Fund with any investment advisory services. The Board also noted its prior discussion regarding the Advisor's familiarity with the RAP Legacy Assets and the Advisor's competence to wind down the Reorganized Fund's holdings of the RAP Legacy Assets, and the Board expressed its belief that the Advisor possessed the skill and expertise to competently divest the Reorganized Fund's portfolio of the RAP Legacy Assets. The Board then considered that the same personnel at the Advisor who had historically managed RIF's day to day portfolio operations will continue to manage the Reorganized Fund in accordance with the same investment strategy, and that in connection with its previous consideration of the Advisor's competence to wind down the RAP Legacy Assets, the same personnel at the Advisor who had historically overseen MacarthurCook's management of RAP's day to day portfolio operations would oversee the wind down of the RAP Legacy Assets.

Advisory Fees, Other Expenses and Investment Performance.    The Board noted its previous consideration of the similarities and differences between the Funds' investment advisory agreements with respect to contractual management fees and fee waivers, together with the compensatory payment to RAP it had negotiated with the Advisor, and concluded that such arrangements were fair and reasonable and in the best interests of RAP and RAP's shareholders.

The Board then reviewed a comparative analysis of the Reorganized Fund's advisory expense and total expenses to those of a peer group of investment companies (the "peer group"), recognizing again that the Reorganized Fund would be managed pursuant to RIF's investment strategy. The Board noted that the net expense ratios of each of RAP and RIF for the period presented were 1.80% and 2.52%, respectively, and considered that these expense ratios, which take any fee waivers into account, were the highest of the peer group for each of RAP and RIF for the period presented. The Board discussed these expense ratios, the highest of the Funds' respective peer groups, and noted that, as a result of the Reorganization, the Reorganized Fund's total annual expense ratio (which would not include any fee waivers) was expected to be 2.06% of average net assets attributable to common shares of the Reorganized Fund on a pro forma basis, which compared more favorably to RIF's peer group than RIF's current expense ratio, though still remained relatively high compared to its peer group. The Board then noted that this pro forma expense ratio for the Reorganized Fund represented an increase in total expenses for RAP's shareholders due to the Reorganized Fund's use of leverage, and that it had considered matters relevant to this increase in connection with its approval of the Reorganization. The Board then further discussed the potential factors influencing this relatively high expense ratio relative to the peer group and generally noted that RIF's net assets, as well at the Reorganized Fund's pro forma net assets, were relatively small in comparison to many of the members of the peer group, thus leaving a smaller asset base over which to spread the Fund's expenses as compared to many members of the peer group. Additionally, the Board noted that RIF's advisory fee rate, and the Reorganized Fund's advisory fee rate, were within the range of rates charged by RIF's peer group. The Board then concluded that the Reorganized Fund's proposed expenses were within industry norms and were reasonable and appropriate in light of the high quality of service and commitment rendered by the Advisor.

In evaluating the performance of the Funds and the Advisor, the Board noted that it reviews, on a regular basis, the Funds' performance results, portfolio composition and investment strategies. The Board also noted that, since the Reorganized Fund would be identical to RIF, would pursue the same investment strategy and be managed by the same personnel at the Advisor, it would be most relevant to evaluate RIF's performance in determining whether to approve the new investment advisory agreement for RAP. In connection with its evaluation of the Advisor's performance in managing RIF's portfolio, the Board considered RIF's performance results as of September 30, 2011, as compared to a relevant benchmark index.

The Board observed that RIF's year to date total return based on net asset value (with all fees and expenses deducted) as of September 30, 2011 was -5.42%, which compared to a return of -5.71%

for the MSCI REIT Total Return Index (the "RIF Index"), an unmanaged index of U.S. real estate common stocks, for the same period. The Board also observed that RIF's one, three and five year total returns based on net asset value (with all fees and expenses deducted) were 1.53%, -10.74% and -12.00% , respectively, which compared to returns of 1.26%, -1.71% and -2.56%, respectively, for the RIF Index. The Board noted that the RIF Index was a relevant benchmark because RIF invests (excluding short term investments) in the common stocks of real estate investment trusts covered by the RIF Index. The Board further noted that the RIF Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses. Additionally, the Board noted that RIF uses leverage in an attempt to enhance its investment returns and, as a result, out performance on the upside was often accompanied by under performance on the downside.

The Board observed that the year to date total return based on net asset value (with all fees and expenses deducted) as of September 30, 2011 was -5.42% for RIF, which outperformed half of the closed end funds in its peer group, which consists of six closed end funds that invest in U.S. real estate securities (the "Peer Group"). The Board also observed the one, three and five year total returns based on net asset value (with all fees and expenses deducted) for RIF compared favorably to or were within a reasonable range of those of its Peer Group.

In addition, the Board observed that the one, three and five year total returns based on stock prices were 1.82%, -5.93% and -11.23%, respectively, for RIF, which compared to weighted average returns of 4.27%, 2.26% and -6.54%, respectively, for the Peer Group. In considering these returns, the Board noted again that RIF's net assets were smaller than any of the funds in its Peer Group, a factor which may contribute the RIF's larger market price discount to net asset value than the funds in the Peer Group.

The Board then turned to a general discussion of each Fund's respective market price discount to its net asset value. The Board noted in particular that it received information on a quarterly basis regarding each Fund's discount to net asset value and that it monitored both its Fund's discount and efforts undertaken by the Advisor to narrow each Fund's discount. In this respect, the Board discussed the pattern of each Fund's discount since their respective mergers with their respective predecessor funds and noted various matters which may have affected the discount, including RIF's regular quarterly dividend. The Board also noted the views of the Advisor regarding the cause of each Fund's discount, various other actions that the Advisor had considered with respect to the discounts and the Advisor's views with respect to the potential impact of the Reorganization on the Reorganized Fund's market price discount to net asset value.

The Board then indicated its satisfaction with the Advisor's performance, concluded that the Advisor had contributed positively to the performance of RIF, was likely to contribute positively to the performance of the Reorganized Fund, and determined that approving the new investment advisory agreement would be in RAP's and its shareholders' best interests. In coming to this conclusion, the Board recognized that the same persons responsible for the day to day management of RIF's portfolio will be responsible for the day to day management of the Reorganized Fund's portfolio and that the transfer of 45% of Mr. Barry M. Portnoy's voting power in the Advisor to Mr. Adam D. Portnoy would not effect any structural, managerial or operational aspects of the Advisor.

Profitability and Financial Condition of the Advisor.    The RAP Board then discussed the experience of the Advisor in general and considered the Advisor's financial statements as of August 31, 2011 and the Advisor's financial condition. In particular, the Board considered a presentation by the Advisor's management with respect to its financial condition and prospects for growth and continued viability. The Board noted that the Advisor had historically been operating at a loss due to the significant start up costs associated with the Funds and their predecessors and that it continued to operate at a loss or near a break even point. The Advisor's management then discussed with the Board various growth initiatives it had been undertaking during the past year, including new product ideas, all of which were aimed at increasing the Advisor's assets under management. The Board considered and discussed the evaluation by the Advisor's management that it would have to either increase assets under management or reduce operating expenses in order to become profitable over the long term. The Board noted that, following the Reorganization, the Advisor may achieve cost savings due to the lower administrative costs of advising one fund rather than two. The Board observed that, in addition, as a result of no longer paying a portion of its fees to MacarthurCook for investment subadvisory services, the Advisor will earn additional income. The Board noted that in connection with approving the Reorganization, it had considered this potential benefit to the Advisor in light of the Advisor taking over the day to day management of assets formerly attributable to RAP and the ongoing level of expenses of the Advisor.

The Board further considered and discussed the Advisor's commitment to the Funds and its registered investment company platform, noting in particular the commitment of the Advisor's sole shareholders, Messrs. Barry Portnoy and Adam Portnoy (who are also Managing Trustees of the Funds), to the Funds and the registered investment company platform.

Upon reviewing this information, the Board concluded that the Advisor continued to have the financial wherewithal to perform the services required under the new investment advisory agreement for RAP. In reaching this conclusion, the Board particularly noted the expressed commitment of Messrs. Barry and Adam Portnoy to the Advisor's business.

Economies of Scale.    The Board also considered the potential economies of scale that could be realized in connection with the Reorganization, and noted the anticipated administrative and operating expense savings from the Reorganization. In this regard the Board noted their more detailed considerations in connection with approving the Reorganization.

Other Benefits to the Advisor.    The Board also considered the indirect benefits to be derived by the Advisor from its relationship with the Funds. In particular, the Board considered that the Advisor is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that the Funds may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by the Funds may be used to obtain research related services that may benefit the Advisor and its affiliates by making available to it research that it might otherwise determine to purchase or prepare at its own expense in connection with services it provides to all of its clients. In light of the potential benefits to the Funds of their availability to the Advisor and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that the Advisor had reported that the brokers with whom it will place portfolio transactions on behalf of the Funds to date typically have not conditioned the availability of research on commission related factors.

Conclusion.    In considering the approval of the new investment advisory agreement for RAP in connection with the Reorganization and the transfer of 45% of the voting power in the Advisor from Mr. Barry M. Portnoy to Mr. Adam D. Portnoy, the Board did not identify any single factor as controlling. Based on the Board's evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the new investment advisory agreement; (ii) the Advisor maintains an appropriate compliance program; (iii) the performance of the RIF, whose investment strategy the Reorganized Fund will replicate, is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the proposed advisory fee rates are fair and reasonable, given the scope and quality of the services to be rendered by the Advisor; and (v) approval of the new investment advisory agreement for RAP is in the best interests of RAP and its shareholders.

Amendments to RMR Asia Pacific Real Estate Fund's Bylaws

Effective February 6, 2012, the Fund's board of trustees adopted amendments to the Fund's bylaws (the "amended bylaws"). The amended bylaws add a new provision providing shareholders with the ability to recommend to the Nominating Committee of the board of trustees an individual as a nominee for election to the board of trustees by written notice to the Chair of the Nominating Committee and the Secretary of the Fund, which notice should contain or be accompanied by the information and documents with respect to such recommended nominee and shareholder that the shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. The amended bylaws provide that in considering such a recommendation, the Nominating Committee may request additional information concerning the recommended nominee or the shareholder making the recommendation and that the Nominating Committee will consider any such recommendation in its discretion.

The amended bylaws also change the advance notice procedures to require that any one or more holders of the Fund's common shares or preferred shares, seeking to nominate an individual for election to the Fund's board of trustees by the Fund's common shares and preferred shares, voting together as a single class, at an applicable meeting of shareholders must, individually or in the aggregate, hold at least 3% of the Fund's shares entitled to vote at the meeting on such election and must have held such shares continuously for at least three years at the date such shareholder or shareholders give the advance notice required by the amended bylaws. Under the Fund's bylaws as they existed immediately prior to the adoption of the amendments, a shareholder seeking to make such a nomination must have continuously held at least $2,000 in market value, or 1%, of the Fund's shares entitled to vote at the meeting for at least one year from the date the shareholder gave its advance notice.

The share ownership requirement for shareholders seeking to propose business at the annual meeting, other than a nomination of individuals to the board of trustees, was not changed. Additionally, the amended bylaws clarify that only holders of the Fund's preferred shares may nominate individuals for election to the Fund's board of trustees by the Fund's preferred shares, voting as a separate class, and clarify that the share ownership requirements for making such nominations have not changed. Unless you are a holder of the Fund's preferred shares seeking to nominate an individual for election to the Fund's board of trustees by the Fund's preferred shares, voting as a separate class, the amended bylaws do not permit you to count ownership of RMR Real Estate Income Fund shares prior to that fund's merger with the Fund towards the share ownership requirements to nominate trustees or propose business at a meeting of the Fund's shareholders.

The amended bylaws change the time period for which information regarding certain transactions in the Fund's securities by shareholders making a nomination of an individual for election to the board of trustees or proposing other business, as well as by the proposed nominee and certain other persons, must be provided in the shareholder's notice from 24 months to 36 months. The amended bylaws also add a provision requiring a shareholder making such a nomination to include with its notice a signed and notarized statement certifying the truth and completeness of all information contained in the notice, the notice's compliance with the advance notice procedures and that such shareholder will continue to hold all shares of beneficial interest entitled to vote at the meeting through and including the time of the applicable meeting and requiring a signed and notarized certificate of each proposed nominee certifying that the information in such notice regarding the proposed nominee and certain associated persons is true and complete and complies with the advance notice procedures.

Material Changes to Investment Objectives and Policies

On January 20, 2012, RMR Real Estate Income Fund ("RIF") merged into RMR Asia Pacific Real Estate Fund (the "Fund"). In connection with this merger, the Fund changed its investment objectives, policies and restrictions, to be identical to RIF's. Below is a table designed to provide a comparison of the material changes made to the Fund's investment objectives, policies and restrictions.

	Pre-Merger	Post-Merger
Investment Objectives	The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.	The Fund's primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in real estate companies. Capital appreciation is the Fund's secondary objective.
The Fund's investment objectives are fundamental policies that cannot be changed without shareholder approval.
Concentration	The Fund's investments are concentrated in the real estate industry.	The Fund concentrates its investments in the securities of companies primarily engaged in the real estate industry.
Primary Investments
Under normal market conditions, the Fund invests at least 80% of its managed assets in securities issued by Asia Pacific real estate companies.
The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate. A real estate company is considered to be an Asia Pacific real estate company if it (i) has its principal office in, (ii) has a significant amount of assets in one or more, or (iii) conducts a significant amount of business in one or more Asia Pacific countries, respectively.
Under normal market conditions, the Fund invests: at least 90% of its managed assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its managed assets in securities issued by REITs; and no more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. (1)

(1)
The Fund currently anticipates liquidating all or substantially all of its portfolio of Asia Pacific real estate companies ("RAP Legacy Assets") and reinvesting the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with these revised investment objectives, policies and restrictions. In order to sell the RAP Legacy Assets in an orderly manner, the Fund may, for 180 days following January 20, 2012 (the closing date of the merger), invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Fund will not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

	Pre-Merger	Post-Merger
Asia Pacific countries include Australia, China/Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in southern and southeastern Asia.
Non-Investment Grade Ratable Securities	The Fund does not invest any material portion of its portfolio in non-investment grade ratable securities.
The Fund may invest in non-investment grade ratable securities without limit.
Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered "ratable". The Fund considers a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by at least one of Moody's, Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings, Inc. ("Fitch"), respectively, or if it is unrated and considered non-investment grade quality by the Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, the Fund will use the rating chosen by the Advisor as the most representative of the security's credit quality. If a ratable security is not rated by a nationally recognized rating agency, the Advisor determines its comparable rating before the Fund invests in it.

Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities.

	Pre-Merger	Post-Merger
Fundamental Investment Restrictions	The Fund will not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and foreign REITs, and securities secured by real estate or such interests and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.	The Fund will not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.
Non-Fundamental Investment Restrictions
The Fund will invest, under normal market conditions, at least 80% of its managed assets in securities issued by Asia Pacific real estate companies unless the Fund provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.
The Fund will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by real estate companies unless the Fund provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

Material Changes to Principal Risk Factors

The common shareholders of RMR Asia Pacific Real Estate Fund ("RAP"), prior to its merger with RMR Real Estate Income Fund ("RIF") on January 20, 2012 (the "Reorganization"), were subject to certain risks that are not applicable or became less important upon the consummation of the Reorganization. These included the specific risks associated with investing in foreign securities, and in particular securities of issuers in the Asia Pacific region. Since RAP's investment objectives, policies and restrictions post-Reorganization are identical to RIF's, the risks of investing in RAP's common shares post-Reorganization are the same as the risks associated with an investment in RIF pre-Reorganization, which are set forth below. Additionally, preferred shareholders of RAP are subject to the same risks associated with an investment in RIF's preferred shares pre-Reorganization, which are also set forth below. RAP, post-Reorganization, is sometimes referred as the "Fund" or the "Reorganized Fund" below, and the preferred shares RAP issued in the Reorganization are sometimes referred to below as the "Reorganized Fund Preferred Shares". RMR Advisors, Inc., the funds' investment adviser, is referred to below as the "Advisor".

General Risks of Investing in the Reorganized Fund

Concentration of Investments

RIF concentrates, and the Reorganized Fund will concentrate, its portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of the Reorganized Fund's investment portfolio and reduce the asset coverage for the Reorganized Fund's newly issued preferred shares and borrowings. From 2007 through 2009, market conditions caused a dramatic decline in the market value of securities associated with real estate. These market conditions continued for a prolonged period, could reoccur, and may result in the Reorganized Fund having to redeem some of its preferred shares, or repay some of its borrowings, in order to satisfy applicable asset coverage tests under the Investment Company Act of 1940 (the

"1940 Act"), the Reorganized Fund's governing documents, the standards of the credit rating agencies that rate the Reorganized Fund Preferred Shares or the terms governing the Reorganized Fund's borrowings. For example, in 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of RIF's predecessor funds' (the "Old RMR Funds") portfolio investments, particularly their REIT investments. On several occasions, the Old RMR Funds did not have minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having required asset coverage ratios for its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Reorganized Fund Preferred Shares and repayments of the Reorganized Fund's borrowings.

To the extent the Reorganized Fund redeems its preferred shares or repays its borrowings, its use of leverage may decline, which may result in reduced returns for the Reorganized Fund's common shareholders. Further information regarding risks associated with investments in REITs and other real estate related securities is provided below under the risk factor subheading "Real Estate Risks." To the extent the Reorganized Fund invests in securities of those companies, its income would be reduced as a result.

Economic Climate

Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments could adversely affect the ability of the Fund to borrow for investment purposes, if it chooses to do so, and increase the cost of such borrowings, which would reduce returns to investors. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV of the Fund. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

The instability in the financial markets experienced since 2007 has led the U.S. Government and certain foreign governments, at times, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. There can be no assurance that any such actions will not become necessary again in the future. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

The Fund does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio. The Advisor intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.

The Dodd-Frank Act

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives (including swaps) trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds and private fund advisers; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objectives.

The implementation of the Dodd-Frank Act could also adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Real Estate Risks

A number of risks are created by the Reorganized Fund's investment focus on REITs and other real estate related securities, including the following:

Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases, and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

The value of real estate and securities associated with real estate dramatically declined in connection with the financial crisis and recession of 2007-2009. The decline in the values of real estate and real estate-related securities stemmed from a disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit market, and had severe consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors created a highly volatile and uncertain business environment for investment companies, and the REITs in which they invest, that focus their investments in real estate and real estate-related securities and significantly increased the risk of investing in investment companies like the Reorganized Fund. These risks included, but were not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general. Since 2009, the value of real estate and securities associated with real estate has gradually begun to recover, however this recovery remains fragile and uncertain and there can be no assurance that this recovery will be sustained or that the value of real estate and securities associated with real estate will not again dramatically decline giving rise again to the risks discussed above.

Additionally, the residential housing sector in the United States has been under considerable pressure during the past three years with home prices nationwide down significantly on average. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Accordingly, instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market, thereby reducing the Fund's investment opportunities. Properties in which

REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Reorganized Fund's portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example, RIF has invested in, and the Reorganized Fund will invest in:

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  REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates. Additional risks with respect to these types of properties are described under the sub-heading "Patient Protection and Affordable Care Act".

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  REITs that own hotels and resorts. These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and the recent economic downturn has had a disproportionately negative impact on hospitality REITs.

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  REITs that own, manage and operate shopping centers or other retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

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  REITs that own, manage and operate rental housing such as apartment buildings. Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

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  REITs that focus on investing in warehouse and industrial properties. The values of these properties may be adversely affected by changing patterns of global or regional trade.

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  REITs that own or operate office buildings. These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

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  REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants. The value of these properties will vary with the financial strength or business prospects of their tenants.

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  REITs that own, manage and operate other types of specialized real estate, including self storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in consumer preferences and general economic conditions.

Patient Protection and Affordable Care Act.    In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act and an associated reconciliation bill (the "Health Care Reform Law"). The Health Care Reform Law is a sweeping law intended to broaden access to health insurance through, among other things, an individual mandate to obtain health insurance, reducing or constraining the growth of healthcare spending, enhancing remedies against fraud and abuse, adding new transparency requirements for the healthcare and health insurance industries, imposing new taxes and fees on the health industry and imposing additional health policy reforms. The impact on the healthcare industry, including REITs that own healthcare facilities, congregate care properties, assisted living facilities and nursing homes, of the Health Care Reform Law is extensive and includes, among other things, having the U.S. federal government assume a larger role in the healthcare system, expanding healthcare coverage of United States citizens, mandating basic healthcare benefits and changing the way healthcare is financed by both private and governmental insurers. Many of the changes in the rate setting mechanisms for the Medicare and Medicaid programs that specifically direct reductions in reimbursements for specific procedures are coupled with requirements prohibiting reductions in the quality and quantity of the care provided; it can be expected that as these changes are implemented, the reimbursements for certain companies who offer for sale products or services that are used in treating Medicare and Medicaid program beneficiaries will drop, affecting their financial condition, the value of their securities and their ability to meet their obligations to creditors and other third parties. Additionally, substantial new provisions affecting compliance have also been enacted, which may require healthcare companies to modify their business practices in various manners. Elements of this legislation, such as comparative effectiveness research, an independent payment advisory board, payment system reforms, including shared savings pilots, episode of care reimbursement mechanisms, and bundled payment mechanisms and other provisions, could meaningfully change the way healthcare is developed and delivered, and may materially impact numerous aspects of the healthcare industry, which may in turn materially impact the returns available to those who invest in or provide financing to the healthcare industry, such as REITs that own healthcare facilities, congregate care properties, assisted living facilities and nursing homes.

Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have recently declined as a result of losses and job cuts in the U.S. auto industry in that area.

Size Risks.    REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Reorganized Fund's financial performance, especially if the Reorganized Fund purchases or sells large amounts of an individual security within a short time.

Climate Change Risk.    Climate change, and its regulation, may affect the value of the Fund's investments, particularly the Fund's investments in REITs or other real estate companies that are concentrated in a particular geographic area. The Fund's current evaluation is that the near term effects of climate change and climate change regulation on the Fund's investments are not material, but the Fund cannot predict the long term impacts on the Fund or its investments from climate change or its regulation. The ongoing political focus on climate change has resulted in various treaties, laws and regulations which are intended to limit carbon emissions. The Fund believes these laws being enacted or proposed may cause energy costs at properties owned by the REITs or other real estate companies in which the Fund invests to increase. The Fund does not expect the direct impact of such increases to be material to the value of its investments, because the increased costs either would be the responsibility of tenants or operators of properties owned by the REITs or other real estate companies in which the Fund invests, or, in the longer term, passed through and paid by the customers of such properties. Although the Fund does not believe it is likely in the foreseeable future, laws enacted to mitigate climate change may make some buildings of property owners obsolete or cause such owners to make material investments in their properties, which could materially and adversely affect the value of the Fund's investments in REITs or other real estate companies owning such properties. Climate change may also have indirect effects on property owners by increasing the cost of (or making unavailable) property insurance. Moreover, compliance with new laws or regulations related to climate change, including compliance with "green" building codes, may require property owners to make improvements to existing properties or increase taxes and fees assessed on their properties. There can be no assurance that climate change will not have a material adverse effect on the properties, operations or business of the Fund's investments in REITs and other real estate companies.

The Fund cannot predict with certainty whether global warming or cooling is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on the properties, operations and business of the Fund's portfolio investments in REITs and other real estate companies in certain geographical locations. To the extent climate change causes changes in weather patterns, properties in these markets could experience increases in storm intensity, flooding and rising sea-levels. Over time, these conditions could result in declining demand for the buildings owned by the REITs and other real estate companies in which the Fund invests, or the inability of such REITs or other real estate companies to operate such buildings at all.

Other Real Estate Risks.    REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

Other special risks which affect real estate ownership and operations and such risks are not shared with the securities market generally. For example:

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  REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

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  Environmental laws may make REITs responsible for clean up costs at properties owned by the REITs even if the environmental damage was not caused by the REITs.

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  Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass those cost increases to their tenants, these increases may result in reduced income or greater losses and reduced valuations for affected properties and their REIT owners.

Fund Distributions

In connection with the Reorganization, Reorganized Fund Preferred Shares were issued to the preferred shareholders of RIF in exchange for their preferred shares. In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not have the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' (and RIF's and the Reorganized Fund's) governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having the required asset coverage ratios for its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of Reorganized Fund Preferred Shares and repayments of the Reorganized Fund borrowings.

The Reorganized Fund's Board of Trustees will periodically evaluate its common share distribution policy and may, in the future, change its common share distribution policy. Distributions on RAP common shares are payable to the extent, at the rate and in the form declared by the Reorganized Fund's Board of Trustees and will be determined based on market conditions and other factors the Reorganized Fund's Board of Trustees deems relevant. There can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that the Reorganized Fund will make regular quarterly distributions, or that any annual capital gains distributions will be paid.

Payment Restrictions

The Reorganized Fund's ability to declare and pay distributions on Reorganized Fund Preferred Shares and RAP common shares is restricted by the Reorganized Fund's governing documents, credit agreements and the 1940 Act unless, generally, the Reorganized Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in the Reorganized Fund—Fund Distributions. The restrictions on the Reorganized Fund's distributions might prevent the Reorganized Fund from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although the Reorganized Fund intends to redeem Reorganized Fund Preferred Shares and repay the Reorganized Fund's borrowings if necessary to meet asset coverage requirements, as discussed above in "General Risks of Investing in the Reorganized Fund—Fund Distributions," there can be no assurance that such redemptions or repayments will allow the Reorganized Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code.

Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, terrorist attacks in the United States and around the world, instability and uncertainty resulting from the recent earthquake and resulting tsunami in Japan and the continuing European sovereign debt crisis may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

Interest Rate Risks

When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of the Reorganized Fund's investments will be in dividend or interest paying securities and because the Reorganized Fund expects to make regular distributions to its shareholders, provided that market conditions and volatility do not dictate otherwise, both the Reorganized Fund's NAV and the value of the Reorganized Fund's common shares are likely to decline when interest rates rise. Also, the asset coverage for its preferred shares and borrowings are likely to decline when interest rates rise, and a material decline in the Reorganized Fund's NAV may impair the Reorganized Fund's ability to maintain required levels of asset coverage for the preferred shares and borrowings and thus impact the Reorganized Fund's ability to make distributions to common shareholders.

The Reorganized Fund may, but is not required to, enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on its preferred shares or the Reorganized Fund's cost of borrowings. These hedges are designed to mitigate, but not eliminate, the impact on the Reorganized Fund of rising interest rates. If the Reorganized Fund enters an interest rate swap, a decline in short term interest rates may result in a decline in net amounts payable to the Reorganized Fund and a corresponding decline in the value of the swap. If the Reorganized Fund purchases an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If the Reorganized Fund enters into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the Reorganized Fund's NAV. A material decline in the Reorganized Fund's asset value may also impair the Reorganized Fund's ability to maintain required levels of asset coverage for the Reorganized Fund's preferred shares and borrowings.

United States Credit Rating Downgrade Risk

The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Reorganized Fund's ability to achieve its investment objectives. On August 5, 2011, Standard & Poor's lowered its long-term sovereign credit rating on the U.S. to "AA+" from "AAA." The downgrade by Standard & Poor's could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of equity and debt securities and the Reorganized Fund. The Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Reorganized Fund's portfolio. The Advisor intends to monitor developments and seeks to manage the Reorganized Fund's portfolio in a manner consistent with achieving the Reorganized Fund's investment objective, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

General Derivatives Risk

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Whether the Fund's use of derivatives is successful will depend on, among other things, the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund's ability to successfully use derivative instruments. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value.

Title VII of the Dodd-Frank Act (the "Derivatives Title") imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively "swaps"). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, Commodity Futures Trading Commission (the "CFTC") and other U.S. regulators (the "Regulators") are in the process of adopting numerous regulations to implement the Derivatives Title. Until the Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly or make them uneconomical. Additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Derivatives transactions (such as futures contracts and options thereon, options and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

On February 9, 2012, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the "CPO-CTA Rulemaking"). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act (the "CEA") to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Reorganized Fund. These amendments limit the ability of the Reorganized Fund to use futures, options and swaps without the Reorganized Fund, its advisors and operators being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Advisor (who would have to register as a commodity pool operator) and the Reorganized Fund. These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings. The ultimate effect these amendments may have on the Advisor and the Reorganized Fund is thus uncertain; however, it is possible that they may adversely affect the Reorganized Fund's ability to manage its portfolio and may impair the Reorganized Fund's ability to achieve its investment objective.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this may too adversely affect the Reorganized Fund's ability to manage its portfolio and impair the Reorganized Fund's ability to achieve its investment objective. The CPO-CTA Rulemaking may substantially increase regulatory compliance costs for the Reorganized Fund and the Advisor and could have effects on the management of the Reorganized Fund's portfolio that are currently unforeseeable, that could reduce returns to investors and that could impair the Reorganized Fund's ability to achieve its investment objective.

Counterparty Risk

To the extent that the Fund engages in principal transactions, including, but not limited to, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including swap contracts. In the event of the insolvency of a counterparty, the Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor will seek to minimize the Fund's exposure to counterparty risk by entering into such transactions with counterparties the Advisor believes to be creditworthy at the time they enter into the transaction. Certain transactions may require the Fund to provide collateral to secure their performance obligations under a contract.

Counterparty Arrangements

In selecting counterparties to transactions in which the Fund will engage, including, but not limited to, borrowings under lines of credit it may have in place, the Advisor has the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility. If the Advisor determines that the counterparty's transaction costs are reasonable overall, the Fund may incur higher transaction costs than it would have paid had another counterparty been used. The Advisor will periodically re-evaluate its assessment of the selected counterparty. Subject to any applicable regulatory frameworks and the terms of the Fund's governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Fund or the Advisor, and thus such transactions may be subject to a number of potential conflicts of interest.

Leverage Risk

The Reorganized Fund uses leverage for investment purposes by issuing preferred shares and borrowing money. In connection with the Reorganization, Reorganized Fund Preferred Shares were issued in exchange for RIF preferred shares. As of January 31, 2012, leverage represents approximately16% of the Reorganized Fund's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to the Reorganized Fund Preferred Shares and the principal amount of the Reorganized Fund's borrowings). While the Reorganized Fund has no present intention to issue additional preferred shares or to increase the amount of its credit facility within the next year, the Reorganized Fund may revise the amount and type of leverage it employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Reorganized Fund's Board of Trustees.

The Reorganized Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include (a) the likelihood of greater volatility of NAV of the Reorganized Fund (and thus of the asset coverage for the Reorganized Fund's preferred shares or borrowings) than a comparable portfolio without leverage, (b) the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Reorganized Fund must pay will reduce the return to shareholders, (c) leverage in a declining market is likely to cause a greater decline in the NAV of the Reorganized Fund than if the Reorganized Fund were not leveraged and (d) leverage may increase operating costs, which may reduce total return. The Reorganized Fund may from time to time consider changing the amount of its leverage in response to actual or anticipated changes in interest rates or the value of the Reorganized Fund's investment portfolio. There can be no assurance that the Reorganized Fund's leverage strategies will be successful.

If the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on the Reorganized Fund's borrowings exceed the net rate of return on the Reorganized Fund's portfolio, the leverage will result in a lower NAV than if the Reorganized Fund were not leveraged. Any decline in the NAV could increase the risk of the Reorganized Fund failing to meet its asset coverage requirements, of losing its ratings on the Reorganized Fund Preferred Shares or, in an extreme case, of the Reorganized Fund's current investment income not being sufficient to pay distributions on the Reorganized Fund's preferred shares or interest on the Reorganized Fund's borrowings. Under such circumstances, the Reorganized Fund may be required to liquidate portfolio securities to redeem or repurchase some or all of the Reorganized Fund Preferred Shares or repay borrowings, causing the possible realization of substantial losses and the incurrence of transaction costs. As market conditions improve and market opportunities arise, the discounted asset coverage requirements imposed by the terms of the Reorganized Fund's Preferred Shares and credit agreements tend to restrict the redeployment of assets from cash and higher quality assets having lower discount factors to lower quality, higher yielding assets having higher discount factors, even when such securities are available at attractive prices.

Dividend rates for Reorganized Fund Preferred Shares will be typically reset in auctions conducted every seven days. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. Any obligation to pay higher rates may reduce the amount of the Reorganized Fund's NAV and reduce the asset coverage for its preferred shares.

The Reorganized Fund may borrow money from banks or other financial institutions or issue debt securities. On July 1, 2010, RIF entered into a three year, $10,000,000 revolving credit facility (the "Facility") with Wells Fargo that expires July 1, 2013. RIF paid a commitment fee of $75,000 that is being amortized over the period of the loan. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. RIF also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the credit agreement. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets. From January 1, 2011 to June 30, 2011, the average daily outstanding balance under the Facility was $10,000,000 and the weighted average interest rate was 3.032%. In connection with the Reorganization, RIF's Facility with Wells Fargo was assigned to the Reorganized Fund. This borrowing is subject to stricter asset coverage requirements under the 1940 Act than the Reorganized Fund Preferred Shares.

The Reorganized Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Reorganized Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Reorganized Fund, as a shareholder, would bear its proportionate share of the cost of such leveraging.

Assuming (i) that leverage represents approximately 16% of the Reorganized Fund's average managed assets, (ii) the preferred shares representing the Reorganized Fund's leverage will pay dividends at an average annual rate of 1% and (iii) the Reorganized Fund will pay an interest rate at an average annual rate of 3% on its borrowings, then the incremental income generated by the Reorganized Fund's portfolio (net of estimated expenses) must exceed approximately 0.28% of the Reorganized Fund's average managed assets in order to cover such dividend and interest payments. Of course, these numbers are merely estimates, used for illustration. Actual distribution rates are set at periodic auctions, may vary frequently and may be significantly higher or lower than this rate, and the actual interest rate paid on borrowings will vary based on LIBOR.

The following table is designed to illustrate the effect of leverage on the total return to the Reorganized Fund's common shareholders, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Reorganized Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Reorganized Fund's investment portfolio returns will be. The table further assumes leverage in an amount equal to 16% of the Reorganized Fund's average managed assets, the Reorganized Fund's currently projected annual dividend rate on its preferred shares of 1% and the Reorganized Fund's currently projected annual interest rate on its borrowings of 3%.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to common shareholder (pro forma assuming Reorganization is consummated)	(14)%	(8)%	(2)%	4%	10%

The total return to the Reorganized Fund common shareholders shown on this chart is composed of two elements: common share distributions the Reorganized Fund pays to its common shareholders (the amount of which is largely determined by the Reorganized Fund's net investment income after paying distributions on Reorganized Fund Preferred Shares and interest of the Reorganized Fund borrowings) and realized and unrealized gains or losses on the value of the securities the Reorganized Fund owns.

Because the fee paid by the Reorganized Fund to the Advisor is calculated on the basis of the Reorganized Fund's average daily managed assets (which includes the liquidation preference of the Reorganized Fund Preferred Shares and the principal amount of the Reorganized Fund's borrowings), the fee will be higher when leverage is utilized, giving the Advisor an incentive to favor the use of leverage.

The distribution rates on Reorganized Fund Preferred Shares, and the interest rates on the Reorganized Fund's borrowings, will typically be based on short term interest rates. The Reorganized Fund will buy real estate securities that pay distributions. These distribution payments are typically, although not always, higher than short term interest rates. If short term interest rates rise, distribution rates on the Reorganized Fund Preferred Shares and interest rates on the Reorganized Fund's borrowings may rise and reduce the Reorganized Fund's income. An increase in long term interest rates could negatively impact the value of the Reorganized Fund's investment portfolio and reduce the asset coverage for the Reorganized Fund's preferred shares and borrowings. The Reorganized Fund may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short term interest rates, but there is no guarantee that the Reorganized Fund will engage in these transactions or that these transactions will be successful in reducing interest rate risk.

To date, no auctions for RIF's or the Reorganized Fund's preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Reorganized Fund's (and, previously, RIF's) lead broker dealer for its preferred securities, had previously acquired for its own account a substantial portion of RIF's preferred securities in the auctions, and could ultimately come to own for its own account all or substantially all of the Reorganized Fund's preferred securities if in the future it again begins to acquire the Reorganized Fund's preferred securities for its own account. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filing, dated as of December 31, 2011, it owned approximately 13.9% of RIF's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in RIF's or the Reorganized Fund's auctions, some auctions likely would have failed and holders of RIF's or the Reorganized Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Reorganized Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Reorganized Fund Preferred Shares fail, or if market conditions generally frustrate the Reorganized Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Reorganized Fund to change the form and/or amount of investment leverage used by the Reorganized Fund.

Market Discount Risk

Shares of closed end investment companies frequently trade at a discount to NAV. Historically, RIF and RAP common shares traded at a discount to NAV. As of December 31, 2011 RIF's market trading discount to net asset value was 23% and RAP's was 14%; for the one year period ended December 31, 2011 RIF's highest discount was 24% and its lowest discount was 14%, and RAP's highest discount was 23% and its lowest discount was 12%. The Reorganized Fund's market trading discount to NAV on February 15, 2012 was 20%. The trading price of the Reorganized Fund common shares is determined by a number of factors, including the performance of the Reorganized Fund and its investments, market conditions, and the comparative number of the Reorganized Fund's common shares offered for purchase or sale by persons trading such shares on the NYSE Amex at any time. Similarly, the value of the Reorganized Fund's assets will move up and down based on the market prices of its portfolio securities. Accordingly, the Reorganized Fund's NAV will fluctuate and it is unknown whether the Reorganized Fund's common shares will trade at, above or below the Reorganized Fund's NAV. There can be no assurance regarding the trading price of the Reorganized Fund's common shares.

Preferred Securities Risks

The Reorganized Fund invests in preferred securities, including preferred securities of REITs. Investment in preferred securities creates certain risks, including the following:

  •
  Preferred securities usually accrue periodic distributions. However, holders of preferred securities often have limited rights to force issuers to pay these distributions. Also, the terms of preferred securities usually require that no distributions be paid when the issuers are in default of any debt obligations and that rights of preferred securities holders be otherwise subordinated to the rights of issuers' creditors.

  •
  Generally, the preferred shares the Reorganized Fund will own will give the Reorganized Fund no rights, or only limited rights, to vote on matters concerning the issuing companies. Accordingly, the Reorganized Fund expects to have no or limited voting influence on matters affecting issuers, including matters that the Reorganized Fund believes may reduce the market value of the securities it owns, for example, matters that may cause a decline of ratings assigned to an issuer's securities or otherwise increase credit risks.

  •
  Most of these securities have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. If the Reorganized Fund purchases these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, the Reorganized Fund may not realize the value for the premium it paid. In addition, when market interest rates decline below the coupon rate of the security, the issuer will have an incentive to redeem those securities with the proceeds from the issuance of new securities issued by it at the lower market rate of interest or from other sources. If this occurs, the Reorganized Fund's income may decline as a result.

Below Investment Grade Securities Risk

The preferred and debt securities in which the Reorganized Fund may invest are sometimes referred to as "ratable securities". A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB- or BBB- by Moody's, S&P, or Fitch, respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. The ratable securities in which the Reorganized Fund may invest may be below investment grade and the Reorganized Fund's investment policies do not limit the Reorganized Fund's ownership of below investment grade securities. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative and are often referred to as "high yield securities" or "junk bonds". Because the Reorganized Fund may invest in speculative securities, an investment in the Reorganized Fund's common shares is likely to involve a greater risk of loss than an investment in a fund that has policies limiting its investments in lower rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which the Reorganized Fund can sell a lower rated security or cause large fluctuations in the NAV of the Reorganized Fund's common shares. If an issuer of lower rated securities the Reorganized Fund owns defaults, the Reorganized Fund may incur additional expenses to seek recovery, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities the Reorganized Fund owns default on their obligations to the Reorganized Fund, the Reorganized Fund's ability to pay distributions to shareholders may be impaired.

Credit Risks

The Reorganized Fund's ability to collect payments due to the Reorganized Fund from the issuers of the Reorganized Fund's investments in preferred and other securities or from the counterparties to an interest rate hedge or other contract is generally dependent upon the creditworthiness of the issuers or counterparties. The risk that an issuer of a preferred security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which the Reorganized Fund invests will lower the market value of the Reorganized Fund's portfolio of investments and may cause the value of an investment in the Reorganized Fund's common shares to decline.

Non-Diversification Risk

The Reorganized Fund is a non-diversified investment company. Because the Reorganized Fund is non-diversified, as defined in the 1940 Act, it may make a significant part of its investments in a limited number of securities. The value of any individual security may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. To the extent the Reorganized Fund invests a relatively high percentage of assets in the securities of a limited number of issuers, it may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence. Because the Reorganized Fund's investment portfolio will be less diversified than that of many other investment companies, the value of an investment in common shares of the Reorganized Fund over time may be more volatile than an investment in a diversified fund.

Anti-Takeover Risks

The Reorganized Fund's declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Reorganized Fund or to convert the Reorganized Fund to an open end investment company. For example, the Reorganized Fund's Board intends to strictly enforce the provisions in the Reorganized Fund's declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate, as well as by class, of the Reorganized Fund's common shares. If the Fund were converted to open end status, the Fund may have to redeem its preferred shares and borrowings, which may reduce the desire for a shareholder to have the Reorganized Fund convert to an open end fund. Furthermore, the greater size of the Reorganized Fund after the Reorganization could deter persons from attempting to acquire control of the Reorganized Fund and implement changes that may be beneficial to the Reorganized Fund's common shareholders.

Additionally, many provisions contained in the Reorganized Fund's governing documents, including, as an example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against the Reorganized Fund, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of the Reorganized

Fund against the Reorganized Fund, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of the Reorganized Fund, the ability of the chairperson of a meeting of shareholders of the Reorganized Fund to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders, may deter persons from attempting to acquire control of the Reorganized Fund and implement changes that may be beneficial to the Reorganized Fund common shareholders. For example, the Reorganized Fund's declaration of trust limits the matters that can be voted on by shareholders and the threshold required for approval of matters by shareholders varies depending on whether a certain number of the Fund's Trustees have approved a matter. With respect to matters brought before a meeting of shareholders other than the election of Trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, the listing requirements of the principal exchange on which the common shares of the Reorganized Fund are listed or a specific provision of the Reorganized Fund 's declaration of trust, (a) if the matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees (as defined in the Reorganized Fund's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter. The higher voting standard required for approval of matters not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, may deter persons from attempting to implement changes that may be beneficial to the Reorganized Fund shareholders. The Reorganized Fund's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees of the Reorganized Fund, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) The Reorganized Fund's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Reorganized Fund's Board of Trustees or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) The Reorganized Fund's Board of Trustees or the chairperson of the meeting determines that adjournment is otherwise in the best interests of the Reorganized Fund.

Additionally, provisions of the Reorganized Fund's declaration of trust limit shareholders' ability to elect Trustees. Under the Reorganized Fund's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees," meaning that such Trustees are required to be individuals who have been employees, officers or directors of the Reorganized Fund's investment adviser or involved in the day-to-day activities of the Reorganized Fund during the one year prior to their election as Trustee. Further, the Reorganized Fund's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which the Reorganized Fund's common shares are listed, subject to the voting rights of any class or series of the Reorganized Fund's shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in an uncontested election of Trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in a contested election (which is an election at which the number of nominees exceeds the number of Trustees to be elected). The Reorganized Fund's declaration of trust also provides that Trustees may be removed (a) with or without "Cause" by the affirmative vote of the remaining Trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of the Fund entitled to vote for the election of such Trustee. "Cause", under the Reorganized Fund's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a Trustee. The Reorganized Fund's bylaws also limit the ability of shareholders to propose nominations for Trustee or other proposals of business to be considered at annual meetings of shareholders.

Also, the Reorganized Fund's declaration of trust provides for various regulatory and disclosure requirements effecting the Funds or any of its subsidiaries that shareholders of the Reorganized Fund are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in the Reorganized Fund or actions affecting the Reorganized Fund, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Reorganized Fund or any subsidiary of the Reorganized Fund or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with the Reorganized Fund to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Reorganized Fund or any subsidiary of the Reorganized Fund; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of the Reorganized Fund necessary to cause the application of such requirement or regulation to not apply to the Reorganized Fund or any subsidiary of the Reorganized Fund; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Reorganized Fund by not later than the 10th day after triggering such requirement or regulation, then any shares of the Reorganized Fund beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

In addition to the above-mentioned provisions, other provisions of Reorganized Fund's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of the Reorganized Fund, causing a change in the management of the Reorganized Fund's Board of Trustees or implementing changes that may be beneficial to Reorganized Fund common shareholders.

The Reorganized Fund's Governing Instruments Provide the Board Authority to Effect Significant Transactions without Shareholder Approval

The declaration of trust of the Reorganized Fund provides the Board of Trustees with authority to effect significant transactions without shareholder approval. For example, unless otherwise required by applicable law, the Board of Trustees may generally amend the declaration of trust of the Reorganized Fund or cause the Reorganized Fund to merge or consolidate, sell all or substantially all of its assets, or liquidate or terminate if 75% of the Trustees approve the transaction. In addition, subject to certain exceptions, the declaration of trust of the Reorganized Fund provides the Board of Trustees with authority to change the Reorganized Fund's domicile without shareholder approval.

The Delaware Statutory Trust Act's Policy of Giving Maximum Effect to the Principle of Freedom of Contract and to the Enforceability of Governing Instruments

The Reorganized Fund is a trust which is governed by contract and the Delaware Statutory Trust Act and not by the Delaware General Corporation Law. The policy of the Delaware Statutory Trust Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments. Delaware courts have strictly enforced contractual provisions contained in governing instruments pursuant to the Delaware Statutory Trust Act and other Delaware business entity laws. As a result of the Delaware Statutory Trust Act's policy and Delaware case law precedent, Delaware courts may strictly enforce the terms of the Reorganized Fund's governing instruments even where equitable principles might arguably provide otherwise.

Inflation Risk

Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of common shares of the Reorganized Fund and preferred shares of the Reorganized Fund and distributions on those preferred shares may decline. In an inflationary period, however, it is expected that, through the auction process, distribution rates on preferred shares of the Reorganized Fund would increase tending to offset this risk for preferred shareholders of the Reorganized Fund.

Deflation Risk

Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities the Reorganized Fund invests and the value of those securities may decline. A decline in the value of the Reorganized Fund's investments during periods of deflation may reduce the value of the common shares of the Reorganized Fund and might reduce the distributions on the Reorganized Fund Preferred Shares. A material decline in the Reorganized Fund's NAV may impair the Reorganized Fund's ability to maintain required levels of asset coverage for its preferred shares and borrowings.

Additional Risks of Investing in Reorganized Fund Preferred Shares

Auction Risk

Although to date no auctions for RIF's or the Reorganized Fund's preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions), if RBC Capital Markets, LLC, an affiliate of the Reorganized Fund's (and, previously, RIF's) lead broker-dealer for its auction rate preferred securities, had not been a purchaser of preferred securities in RIF's or the Reorganized Fund's auctions, some auctions likely would have failed and holders of RIF's or the Reorganized Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund's preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Reorganized Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Reorganized Fund Preferred Shares fail, or if market conditions generally frustrate the Reorganized Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Reorganized Fund to change the form and/or amount of investment leverage used by the Reorganized Fund.

If a holder of preferred shares places a hold order at an auction (an order to retain preferred shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, such holder will not retain its preferred shares. Additionally, if a holder of the Reorganized Fund Preferred Shares elects to buy or retain the Reorganized Fund Preferred Shares without specifying a rate below which such holder would not wish to continue to hold those Reorganized Fund Preferred Shares, and the auction sets a rate below the current market rate, such holder may receive a lower rate of return on its Reorganized Fund Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Reorganized Fund Preferred Shares, which could also affect the liquidity of the Reorganized Fund Preferred Shares. Neither the broker-dealers that have entered into an agreement with the auction agent (the "Broker Dealers") nor the Reorganized Fund are obligated to purchase the Reorganized Fund Preferred Shares in an auction or otherwise, nor will Broker Dealers of the Reorganized Fund be required to redeem the Reorganized Fund Preferred Shares in the event of a failed auction.

Secondary Market Risk

If a holder of the Reorganized Fund Preferred Shares attempts to sell those preferred shares other than in a successful auction, the preferred shareholder may be unable to sell all or any of those preferred shares or the price at which they may be sold may be materially less than the liquidation preference of $25,000 per preferred share plus accrued distributions. The value of income securities such as the Reorganized Fund's preferred securities typically declines when interest rates rise and securities with longer maturities are often more affected than securities with short maturities. The Reorganized Fund's preferred securities are perpetual securities and may decline in value materially if their auctions fail, although the decline is somewhat mitigated by the fact that the Reorganized Fund's preferred securities require variable dividend yields after failed auctions which are generally higher than the yields historically paid after successful auctions. Neither the auction agent for, nor any Broker Dealer who sells, the Reorganized Fund Preferred Shares are required to make a market in these shares; and, even if they begin to make such a market, they may discontinue doing so at anytime. Similarly, the Reorganized Fund is not required to redeem their preferred securities when auctions fail or if a secondary market sale is unavailable to a preferred shareholder. The Reorganized Fund Preferred Shares are not listed on any stock exchange. Accordingly, holders of the Reorganized Fund Preferred Shares, including the Reorganized Fund Preferred Shares issued in the Reorganizations, may not be able to sell their shares for their liquidation value plus accrued distribution or for any price, if the auctions for such preferred shares fail.

Ratings and Asset Coverage Risk

In order to obtain ratings for the Reorganized Fund Preferred Shares, the Reorganized Fund must satisfy certain asset coverage and diversification requirements. However, while the Reorganized Fund has received a "Aaa" rating from Moody's for the Reorganized Fund Preferred Shares, the receipt of any such ratings do not eliminate or mitigate the risks of investing in the Reorganized Fund Preferred Shares. A rating agency could downgrade its rating or withdraw its rating of the Reorganized Fund Preferred Shares, which may make the Reorganized Fund Preferred Shares less liquid at an auction or in a secondary market. Additionally, a rating agency may determine to change the methodology or criteria applicable to determining the rating of the Reorganized Fund Preferred Shares and such changes could likewise result in a rating agency downgrading its rating of the Reorganized Fund Preferred Shares.

In certain circumstances, the Reorganized Fund may not earn sufficient income from its investments to pay distributions on the Reorganized Fund Preferred Shares. The value of the Reorganized Fund's investment portfolio may decline, reducing the asset coverage for the Reorganized Fund Preferred Shares. Additionally, the Reorganized Fund may be forced to redeem the Reorganized Fund Preferred Shares to meet regulatory requirements, rating agency requirements or requirements in its governing documents, or the Reorganized Fund may voluntarily redeem the Reorganized Fund Preferred Shares in certain circumstances. See "General Risks of Investing in the Reorganized Fund—Fund Distributions." In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not have the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' (and RIF's and the Reorganized Fund's) governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having the required asset coverage ratios for its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Reorganized Fund preferred shares and repayments of the Reorganized Fund borrowings.

Payment Restrictions

The Reorganized Fund's ability to declare and pay distributions on the Reorganized Fund Preferred Shares and the Reorganized Fund's common shares is restricted by the Reorganized Fund's governing documents and the 1940 Act unless, generally, the Reorganized Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in the Reorganized Fund—Fund Distributions. The restrictions on the Reorganized Fund's distributions might prevent the Reorganized Fund from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although the Reorganized Fund intends to redeem the Reorganized Fund Preferred Shares if necessary to meet asset coverage requirements, " there can be no assurance that redemptions will allow the Reorganized Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

December 31, 2011

Brokerage Policy

Subject to the supervision of the board of trustees, RMR Advisors and MacarthurCook (collectively the "Advisors") are authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisors seek the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisors consider all factors they believe are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

Each Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisors' respective clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisors use commission dollars to obtain research or brokerage services, they will not have to pay for those products and services themselves. Each Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

Each Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

Each Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. Each Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

Each Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why in certain cases the Funds share that information with select parties.

What information the Funds collect and share:

The Funds collect and share "nonpublic personal information" about you and your financial transaction with the Funds. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Funds collect this information from the following sources:

The Funds collect your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Funds share your information:

The Funds do not sell your name or other information about you to anyone, nor do they share your information with affiliates and other third parties for marketing purposes. The Funds do not disclose nonpublic personal information about their shareholders except to their affiliates and certain service providers, such as the Funds subadministrator, transfer agent, attorneys, investment subadvisor and other financial or non financial service providers, for the Funds business purposes or as permitted by law. For example, the Funds may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Funds to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Funds.

  •
  To administer the Funds and process their transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between a RMR Fund and you.

How the Funds protect your information:

The Funds conduct their business through trustees, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above). The Funds have no employees. The Funds restrict access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Funds. The Funds maintain physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Funds will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Funds through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your non public personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30 have been voted is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Funds Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Form N-CSR are available on the Commission's website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of each of RIF and RAP was held on December 13, 2011. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

RIF

Proposal	Votes for	Votes withheld	Votes abstained

Common and Preferred Shares
Election of John L. Harrington as trustee until the 2014 annual meeting	1,905,040.277	214,814.548	—

The following trustees continued in office after RIF's annual meeting: Barry M. Portnoy, Adam D. Portnoy, Arthur G. Koumantzelis and Jeffrey P. Somers.

RAP

Proposal	Votes for	Votes withheld	Votes abstained

Election of John L. Harrington as trustee until the 2014 annual meeting	3,039,456.229	75,559.397	—

The following trustees continued in office after RAP's annual meeting: Barry M. Portnoy, Adam D. Portnoy, Arthur G. Koumantzelis and Jeffrey P. Somers.

Proposal	Votes for	Votes withheld	Votes abstained

To approve the issuance of common shares in connection with an agreement and plan of reorganization with RMR Real Estate Income Fund	2,248,003.478	46,939.104	12,227.100
To approve changes to the fundamental investment objectives and restrictions	2,241,572.563	51,058.019	14,539.100
To approve a new investment advisory contract with RMR Advisors, Inc.	2,243,818.663	46,047.017	17,304.000

Portfolio Management Changes

MacarthurCook Investment Managers Limited served as a subadvisor to RAP until the closing of the Fund's merger with RIF on January 20, 2012.

In connection with the merger, on January 20, 2012, Fernando Diaz, Adam D. Portnoy and Barry M. Portnoy were appointed co-portfolio managers of RAP.

FERNANDO DIAZ.    Mr. Diaz is a Vice President of both RIF (prior to the merger) and RAP and has served in that office since May 2007. Mr. Diaz was also a portfolio manager of RIF prior to the merger, and served in that role since May 2007. Mr. Diaz has also been a Vice President of the Advisor since May 2007. Mr. Diaz is also Vice President of RMR Advisors, Inc. (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

ADAM D. PORTNOY.    Mr. Portnoy is a Managing Trustee of both RIF (prior to the merger) and RAP and has served in that office since March 2009. Mr. Portnoy is the President of both RIF (prior to the merger) and RAP and has served in that office since May 2007. Mr. Portnoy was a portfolio manager of RIF prior to the merger and served in that role since May 2007. Mr. Portnoy is President, Chief Executive Officer and a Director of RMR Advisors, Inc. (since 2007; Vice President from 2003 to 2007); Mr. Portnoy is also President and Chief Executive Officer of Reit Management & Research LLC (since 2006; Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT (since 2006; Executive Vice President from 2003 to 2006; President since 2011); Managing Trustee of Hospitality Properties Trust (since 2007); Managing Trustee of Senior Housing Properties Trust (since 2007); and Managing Trustee of Government Properties Income Trust (since 2009; President from 2009 to 2011). Mr. Portnoy is the son of a Barry M. Portnoy, Managing Trustee of the Funds and portfolio manager of RIF.

BARRY M. PORTNOY.    Mr. Portnoy is a Managing Trustee of both RIF (prior to the merger) and RAP and has served in that office since the respective inception dates of the applicable fund. Mr. Portnoy was also a portfolio manager of RIF prior to the merger and served in that role since its inception date. Mr. Portnoy is a Director, owner and Vice President of RMR Advisors, Inc. (since 2002); Mr. Portnoy is also the Founder and Chairman of Reit Management & Research LLC (since 1986; Chairman since 1998); Managing Trustee of CommonWealth REIT (since 1986); Managing Trustee of Hospitality Properties Trust (since 1995); Managing Trustee of Senior Housing Properties Trust (since 1999); Managing Director of Five Star Quality Care, Inc. (since 2001); Managing Director of TravelCenters of America LLC (since 2007); and Managing Trustee of Government Properties Income Trust (since 2009).

The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with RIF and RAP by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with such funds' predecessor funds.

Required Disclosure of Certain Federal Income Tax Information (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended December 31, 2011.

	Dividend Received Deduction(1)	Long Term Capital Gains Distribution	Qualified Income Distribution

RMR Real Estate Income Fund	0.44%	$—	$49,521
RMR Asia Pacific Real Estate Fund	N.A.	$—	$205,908

(1)
Applies both to common and preferred shares.

RAP has elected, pursuant to section 853 of the Internal Revenue Code, to pass through to its common shareholders foreign taxes paid of $1,895. RAP generated net foreign source income of $2,037,755 with respect to this election.

Shareholders of each Fund have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from each Fund during calendar year 2011. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from each Fund.

Annual Meeting

An annual meeting of shareholders of RAP will be held at 9.30 a.m. on Tuesday, April 10, 2012, at Two Newton Place, 255 Washington Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials has been mailed to the shareholders of record of the Fund as of February 27, 2012 each of whom is invited to attend.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

Dividend Reinvestment Plan

The board of trustees of each Fund have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the NYSE Amex or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RAP). It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Either Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

Trustees and Officers

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by nominee for Trustee.(3)
Interested Trustees (4)
Barry M. Portnoy (5) (1945)	Class III Trustee to serve until 2013; Portfolio Manager of the Fund; since 2003	Director, an owner and Vice President of RMR Advisors, Inc. since 2002; Founder, an owner and Director of Reit Management & Research LLC ("Reit Management") since 1986 and Chairman since 1998; Managing Trustee of CommonWealth REIT since 1986; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; and Managing Trustee of Government Properties Income Trust since 2009.	1
Adam D. Portnoy (5) (1970)	Class II Trustee to serve until 2012; President and Chief Executive Officer (serves at the discretion of the Board); Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)	President and Director of RMR Advisors, Inc. since 2007 (Vice President from 2003 to 2007); President, Chief Executive Officer and Director of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011).	1

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by nominee for Trustee.(3)
Independent Trustees
John L. Harrington (1936)	Class I Trustee to serve until 2014; since 2003	Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Trustee of Hospitality Properties Trust since 1995; Trustee of Senior Housing Properties Trust since 1999; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; and Trustee of Government Properties Income Trust since 2009.	1
Arthur G. Koumantzelis (1930)	Class III Trustee to serve until 2013; since 2003	Director of TravelCenters of America LLC since 2007; Trustee of Hospitality Properties Trust from 1995 to 2007; President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007; and Director of Five Star Quality Care, Inc. from 2001 to 2010.	1
Jeffrey P. Somers (1943)	Class II Trustee to serve until 2012; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Director); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., a Securities and Exchange Commission ("SEC") registered broker dealer) since 2002; Trustee of Senior Housing Properties Trust since 2009; Trustee of Government Properties Income Trust since 2009; Trustee of Pictet Funds (1995-2001).	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as a trustee of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

(4)
"Interested Trustees" are trustees who are "interested persons" of the Fund within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Fund as a result of their ownership of, and current positions with, the Fund's investment adviser, RMR Advisors, Inc.

(5)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by nominee for Trustee.(3)
Executive Officers
Adam D. Portnoy (4) (1970)	President and Chief Executive Officer (serves at the discretion of the Board); Class II Trustee; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)	President and Director of RMR Advisors, Inc. since 2007 (Vice President from 2003 to 2007); President, Chief Executive Officer and Director of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; and Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011).	1
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer of RMR Advisors, Inc. since 2004 (Vice President from 2003 to 2004); Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer, Government Properties Income Trust since 2011.	1
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2003
		Secretary of RMR Advisors, Inc. since 2002; Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of CommonWealth REIT since 2008 (Senior Vice President from 1999 to 2008); Secretary of Five Star Quality Care, Inc. since 2012 (Assistant Secretary from 2001 to 2012); Secretary of TravelCenters of America LLC since 2007; and Secretary of Government Properties Income Trust since 2009.	1
Fernando Diaz (1968)	Vice President (serves at the discretion of the Board); Portfolio Manager of the Fund; since 2007	Vice President of RMR Advisors, Inc. since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by nominee for Trustee.(3)
Karen Jacoppo-Wood (1966)	Vice President (serves at the discretion of the Board); since 2007	Vice President of RMR Advisors, Inc. since 2007; Assistant General Counsel of Reit Management since 2011; Counsel, Pioneer Investment Management, Inc. from 2004 to 2006; and Vice President and Managing Counsel, State Street Bank and Trust Company from 2006 to 2007.	1
William J. Sheehan * (1944)	Chief Compliance Officer and Director of Internal Audit (serves at the discretion of the Board); since 2004	Chief Compliance Officer of RMR Advisors, Inc. since 2004; Director of Internal Audit of CommonWealth REIT, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. since 2003; Director of Internal Audit of TravelCenters of America LLC since 2007; and Director of Internal Audit of Government Properties Income Trust since 2009.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as an officer of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

(4)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

*
Mr. Sheehan has resigned as Chief Compliance Officer and Director of Internal Audit, effective as of March, 1, 2012. RAP's Board of Trustees has appointed Vern Larkin as RAP's Chief Compliance Officer and RAP's Audit Committee has appointed Mr. Larkin as Director of Internal Audit effective on or about that same date. Mr. Larkin will serve at the discretion of the Board and the Audit Committee, as applicable. Mr. Larkin was born in 1970 and will also serve as the Chief Compliance Officer of RMR Advisors, Inc., and as a Director of Internal Audit of CommonWealth REIT, Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, TravelCenters of America LLC and Five Star Quality Care, Inc. Prior to assuming these roles, Mr. Larkin was Vice President, General Counsel and Secretary of Five Star Quality Care, Inc. and a Senior Vice President of Reit Management since 2011. From 1998 to 2011, Mr. Larkin was an attorney at Skadden, Arps, Slate, Meagher & Flom LLP.

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.
(a)

As of the period ended December 31, 2011, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

(c)	The registrant has not made any amendment to its code of ethics during the covered period.
(d)	The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
(f)

The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3. Audit Committee Financial Expert.
(a)(1)

The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."

(a)(2)	The name of the audit committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)

Audit Fees:    The aggregate fees billed by the registrant's independent accountant for audit services were $41,400 for the fiscal year ended December 31, 2011, and $40,000 for the fiscal year ended December 31, 2010.

(b)

Audit-Related Fees:    The aggregate fees billed by the registrant's independent accountant for audit-related services were $12,000 for the fiscal year ended December 31, 2011, and $12,000 for the fiscal year ended December 31, 2010. The nature of the audit-related services comprising the fees were the issuance of agreed upon procedures reports to rating agencies for the registrant in 2011 and 2010.

(c)

Tax Fees:    The aggregate fees billed by the registrant's independent accountant for tax compliance services were $10,000 during the fiscal year ended December 31, 2011, and $10,000 during the fiscal year ended December 31, 2010. The nature of the tax services comprising the fees for the fiscal years ended December 31, 2011 and December 31, 2010 were the review of the registrant's federal and state tax returns and tax compliance procedures.

(d)	All Other Fees: There were no other fees billed by the registrant's independent accountant for the fiscal years ended December 31, 2011 and December 31, 2010.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures:    The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's officers or RMR Advisors, Inc., the registrant's investment advisor (the "Advisor").

The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.

(e)(2)	Percentages of Services: None.
(f)	Not applicable.
(g)

There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor for the fiscal years ended December 31, 2011 and December 31, 2010 except for the tax compliance services rendered to the registrant described in subparagraph (c) above.

(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a)

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are John L. Harrington, Arthur G. Koumantzelis and Jeffrey P. Somers.

(b)	Not applicable.
Item 6. Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        On January 20, 2012, the registrant merged with and into RMR Real Estate Income Fund (formerly known as "RMR Asia Pacific Real Estate Fund") and, as of the date of the filing of this report, has ceased all activities.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the fiscal year ended December 31, 2011, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.
(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)	(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)

Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy Voting Policies and Procedures of the registrant are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD RMR REAL ESTATE INCOME FUND
By:
/s/ Adam D. Portnoy
Adam D. Portnoy
President
Date: February 22, 2012

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Adam D. Portnoy
Adam D. Portnoy
President
Date: February 22, 2012
By:
/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer
Date: February 22, 2012

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – December 31, 2011
RMR Asia Pacific Real Estate Fund Portfolio of Investments – December 31, 2011
RMR Funds Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Funds Notes to Financial Statements December 31, 2011
SIGNATURES